UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
______________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________________

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Gastar Exploration Inc.
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Gastar Exploration Inc.
1331 Lamar Street, Suite 650
Houston, Texas 77010
NOTICE OF THE 2014 ANNUAL MEETING OF STOCKHOLDERS
Thursday, June 12, 2014
To our Stockholders:
The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Gastar Exploration Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 12, 2014, 10:00 a.m., central time, at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas 77010. At the Annual Meeting, stockholders will consider and vote on the following proposals:

1.	To elect five (5) members to the Board of Directors to serve until our 2015 annual meeting of stockholders and their successors are elected and qualified;

2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014;

3.	To approve on a non-binding advisory basis the compensation of our named executive officers;

4.	To approve the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan and the material terms of the performance goals thereunder; and

5.	To transact any such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
Only holders of record of our common stock at the close of business on April 22, 2014, which is the record date for the Annual Meeting, are entitled to notice of and to attend the Annual Meeting or any adjournment or postponement thereof and to vote on the above listed matters at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection starting on June 2, 2014 through June 11, 2014 during usual business hours at our offices at 1331 Lamar Street, Suite 650, Houston, Texas 77010, and will also be available for inspection at the Annual Meeting.
It is important that your shares of common stock are represented at the Annual Meeting, whether or not you plan to attend in person and regardless of the number of shares of common stock you own. If you are a stockholder whose shares of common stock are registered in your name, to ensure your shares of common stock are represented, we urge you to submit a proxy containing your voting instructions as soon as possible by signing and dating the enclosed proxy card and returning it in the envelope provided for that purpose, in the manner described in the Proxy Statement accompanying this notice (the “Proxy Statement”). Even if you submit your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.
The specific details of the matters proposed to be dealt with at the Annual Meeting are set forth in the accompanying Proxy Statement. Additionally, we will report on our business and financial performance for the year ended December 31, 2013, including our audited consolidated financial statements and the auditor’s report for the year ended December 31, 2013, and other information concerning us that can be found in our Annual Report on Form 10-K for the year ended December 31, 2013, a copy of which is included in our 2013 Annual Report to Stockholders (the “2013 Annual Report”) that accompanies this Notice. Our 2013 Annual Report is being mailed to registered stockholders with this Notice and the accompanying Proxy Statement on or about May 12, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 12, 2014.
The Notice of Annual Meeting of Stockholders, the Proxy Statement and
the 2013 Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/26191.

DATED this 2nd day of May 2014.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ J. RUSSELL PORTER
J. Russell Porter President and Chief Executive Officer

Gastar Exploration Inc.
1331 Lamar Street, Suite 650
Houston, Texas 77010
PROXY STATEMENT FOR THE
2014 ANNUAL MEETING OF STOCKHOLDERS
Thursday, June 12, 2014
This Proxy Statement (the “Proxy Statement”) contains information about the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of Gastar Exploration Inc. (“Gastar,” the “Company,” “we,” “us” or “our”). Unless otherwise indicated or required by the context, for any date or period prior to January 31, 2014, “Gastar,” the “Company,” “we,” “us,” “our” and similar terms refer collectively to Gastar Exploration, Inc. (formerly known as Gastar Exploration Ltd.) and its subsidiaries, including Gastar Exploration Inc. (formerly known as Gastar Exploration USA, Inc.), and for any date or period after January 31, 2014, such terms refer collectively to Gastar Exploration Inc. and its subsidiaries. The Annual Meeting will be held on Thursday, June 12, 2014, 10:00 a.m., central time, at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas 77010.
This Proxy Statement is being furnished to you in connection with the solicitation by our board of directors (the “Board”) of proxies to be voted on at the Annual Meeting. As a stockholder, your vote is very important, and the Board strongly encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting in person. Shares of common stock cannot be voted at the Annual Meeting unless the owner is present to vote or is represented by proxy. All proxies will be voted in accordance with the instructions they contain.
The matters to be acted on at the Annual Meeting are set forth below and in the accompanying Notice and are explained in more detail elsewhere in this Proxy Statement. Additionally, we will report on our business and financial performance for the year ended December 31, 2013, including our audited consolidated financial statements and the auditor’s report for the year ended December 31, 2013, and other information concerning us that can be found in our Annual Report on Form 10-K for the year ended December 31, 2013, a copy of which is included in our 2013 Annual Report to Stockholders (the “2013 Annual Report”) included with these proxy materials. The 2013 Annual Report does not constitute a part of our proxy solicitation materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON THURSDAY, JUNE 12, 2014.
In accordance with rules promulgated by the Securities and Exchange Commission (the “SEC”) and in connection with the solicitation of proxies by the Board for the Annual Meeting, we have made our proxy materials available to you free of charge on the Internet in addition to delivering paper versions of these materials to you by mail (including the Notice, this Proxy Statement, the 2013 Annual Report and a form of proxy). Beginning on or about May 12, 2014, these proxy materials are being mailed to our stockholders and are available on the Internet at http://www.astproxyportal.com/ast/26191.

i

Gastar Exploration Inc.
1331 Lamar Street, Suite 650
Houston, Texas 77010
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, THE ANNUAL MEETING AND VOTING
Why am I receiving these proxy materials?
The Board is soliciting your proxy to vote at the Annual Meeting because you owned shares of common stock at the close of business on April 22, 2014, the record date for the Annual Meeting (the “Record Date”), and are therefore entitled to vote at the Annual Meeting. This Proxy Statement, along with a proxy card, is being mailed to stockholders on or about May 12, 2014. We have also made these materials available to you free of charge on the Internet. This Proxy Statement summarizes the information that you need to know in order to cast your vote at the Annual Meeting. As a stockholder, your vote is very important and the Board strongly encourages you to exercise your right to vote. You do not need to attend the Annual Meeting in person to vote your shares of common stock, and we encourage you to vote even if you are unable to attend the Annual Meeting. If you are unable to attend the Annual Meeting in person, you may vote by Internet or by signing and returning the attached proxy card in the envelope provided. See “How do I vote my common shares?” below.
When and where will the Annual Meeting be held?
The Annual Meeting will be held on Thursday, June 12, 2014, 10:00 a.m., central time, at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas 77010.
Who is soliciting my proxy?
The Board is soliciting your proxy to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By completing and returning the proxy card or by casting your vote via the Internet, you are authorizing the proxy holders to vote your shares at the Annual Meeting, as you have instructed.
On what matters will I be voting?
At the Annual Meeting, our stockholders will be asked:

1.	To elect five (5) members to the Board to serve until our 2015 annual meeting of stockholders and their successors are elected and qualified;

2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014;

3.	To approve on a non-binding advisory basis the compensation of our named executive officers;

4.	To approve the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan and the material terms of the performance goals thereunder; and

5.	To transact any such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.
We do not expect any matters to be presented for action at the Annual Meeting other than the items outlined above. By signing and returning the enclosed proxy, however, you grant the persons named as proxies discretionary voting authority with respect to any other matter that may properly come before the Annual Meeting. Such persons intend to vote on any such other matter in accordance with their best judgment.
In addition, our executive management will report on our business and financial performance during fiscal year 2013 and respond to your questions.
How does the Board recommend that I cast my vote?
The Board unanimously recommends that you vote:

•	FOR the election to the Board of each of the five (5) nominees for director;

•	FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014;

•	FOR the approval on an advisory basis of the compensation of our named executive officers; and

•	FOR the approval of the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan and the material terms of the performance goals thereunder.

How many votes may I cast?
Each share of common stock that you own on the Record Date entitles you to cast one vote on each matter that is properly brought before the Annual Meeting.
How many votes can be cast by all stockholders?
As of the Record Date, there were 61,818,331 shares of common stock outstanding and entitled to vote at the Annual Meeting.
Is my vote important?
Your vote is important regardless of how many shares of common stock that you own. Please take the time to vote. Please read the instructions below, choose the way to vote that is easiest and most convenient for you and cast your vote as soon as possible.
Can I vote if my shares are held in “street name”?
If your shares of common stock are held through a broker, bank or other nominee, you are considered the beneficial owner of the shares of common stock held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares of common stock and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtained a signed proxy from the record holder giving you the right to vote the shares. In order to vote your shares of common stock, you will need to follow the directions your broker, bank or other nominee provides you.
What are broker non-votes and abstentions?
If you hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker, bank or other nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange.
There are also non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, bank or other nominee should vote your shares, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.
If your shares are held in “street name” and you do not give voting instructions, pursuant to NYSE Rule 452, the record holder will not be permitted to vote your shares with respect to the election of the director nominees, the approval of the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan and the material terms of the performance goals thereunder and the advisory vote to approve named executive officer compensation, and your shares will be considered “broker non-votes” with respect to these proposals. If you shares are held in “street name” and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to ratification of the appointment of BDO USA, LLP in the discretion of the record holder.
Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.
How many shares of common stock must be present to hold the Annual Meeting?
A quorum of stockholders is necessary for a valid Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is the presence, either in person or by proxy, of holders of not less than one-third (33 1/3%) of the total outstanding shares of common stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum.

What vote is required to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

Proposal	Vote Required

To elect five (5) members to the Board to serve until our annual meeting in 2015 or until their successors are qualified and elected.	A majority of the votes cast in person or by proxy.

To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014.	A majority of votes cast in person or by proxy.

To approve the compensation of our named executive officers.	A majority of votes cast in person or by proxy.

To approve the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan and the material terms of the performance goals thereunder	A majority of votes cast in person or by proxy.

As noted above, except with respect to ratification of the appointment of BDO USA, LLP, shares represented by broker non-votes are not considered votes cast. With respect to the election of directors, votes may be cast in favor of or withheld from the election of each nominee and the nominees that receive an affirmative vote of the majority of votes cast in person or by proxy will be elected. Accordingly, votes that are withheld from a director’s election will count toward a quorum but will not affect the outcome of the vote on the election of a director. Also, broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on the election of a director. With respect to the approval of the compensation of named executive officers and the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan and the material terms of the performance goals thereunder, for which the affirmative vote of the holders of a majority of the votes cast in person or by proxy is required, abstentions and broker non-votes will not be counted as votes cast and therefore will not affect the outcome of the vote. With respect to the ratification of the appointment of BDO USA, LLP, abstentions are not considered to be votes cast and therefore will not affect the outcome of the vote.
While the advisory vote on named executive officer compensation is required by law, the outcome will not be binding on Gastar or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company or the Board. However, the Compensation Committee will take into account the outcome of the advisory vote on executive compensation when considering future executive compensation decisions.
How do I vote my shares of common stock?
Stockholders of Record. Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
To Vote by Mail. You may vote by completing and signing the proxy card that accompanies this Proxy Statement and promptly mailing it in the enclosed envelope. The shares of common stock that you own will be voted according to the instructions on the proxy card that you provide. If you return the proxy card but do not give any instructions on a particular matter described in this Proxy Statement, the shares of common stock that you own will be voted in accordance with the recommendations of the Board. In order to be valid and acted upon at the Annual Meeting, your proxy card must be received by our registrar and transfer agent, American Stock Transfer & Trust Company, Attention: Proxy Department, 6201 15th Avenue, Brooklyn, New York 11219, at least 24 hours before the time of the Annual Meeting or any adjournment thereof, excluding weekends and holidays.

•
To Vote by the Internet. You may vote online by going to the following Internet address: http://www.proxyvote.com. Please have your proxy card available and follow the instructions to obtain your records and create an electronic ballot. You may use the Internet to vote your proxy 24 hours a day, seven days a week until 11:59 p.m. (central time) on June 11, 2014.

•
To Vote in Person. If you attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing a ballot, which will be available at the Annual Meeting. Attending the Annual Meeting without delivering your completed proxy card or completing a ballot will not count as a vote. Submitting a proxy via mail or by Internet will not prevent you from attending the Annual Meeting and voting in person.

Street Name Stockholders. Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

•
By Mail. You may indicate your vote by completing, signing and dating your voting instruction card or other information forwarded by your broker, bank or other nominee and returning it to such party in the manner specified in such materials.

•
By Methods Listed on Voting Instruction Form. Please refer to your voting instruction form or other information forwarded by your broker, bank or other nominee to determine whether you may submit a proxy by telephone or electronically on the Internet, following the instructions on the voting instruction form or other information provided by the record holder.

•
In Person with a Proxy from the Record Holder. You may vote in person at our Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee. Please consult the voting instruction form or other information sent to you by the record holder to determine how to obtain a legal proxy in order to vote in person at our Annual Meeting.

Can I change my vote after I have mailed my proxy card?
Yes, if you are a stockholder of record, you can revoke your proxy at any time before it is exercised by:

•	submitting written notice to that effect or a new proxy to our Secretary at our registered office at any time up to and including the last business day preceding the day of the Annual Meeting;

•	submitting written notice to that effect or a new proxy to the chairperson of the Annual Meeting at the Annual Meeting at any time before the polls close at the Annual Meeting;

•	voting again through the Internet prior to 11:59 p.m., Eastern Time on June 11, 2014;

•	voting in person at the Annual Meeting; and

•	in any other manner permitted by law.
If you are a street name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions to your broker, bank or other nominee in accordance with such entity's procedures. In either case, your attendance at the Annual Meeting alone will not revoke your proxy.
Will any other business be conducted at the Annual Meeting or will other matters be voted on?
We do not expect any matters to be presented for action at the Annual Meeting other than the items discussed in this Proxy Statement. If any other matter properly comes before the Annual Meeting, the persons named in the proxy card, whether you submit your proxy in person, over the Internet or by mail, will exercise their judgment in deciding how to vote, or otherwise act, at the Annual Meeting with respect to that matter or proposal.
May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?
You may submit proposals for consideration at future annual meetings. See “Stockholder Proposals and Nominations” for information regarding the submission of stockholder proposals at next year’s annual meeting.
Where can I find the voting results?
We will report the voting results in a periodic report on Form 8-K with the SEC within four business days of the Annual Meeting.
Who bears the costs of soliciting these proxies?
We will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and the other proxy materials furnished to stockholders. In addition to this solicitation by mail, certain directors, officers and employees may also solicit proxies on our behalf by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names common shares beneficially owned by others to forward to such beneficial owners. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of our proxy materials.
How do I get directions to the Annual Meeting?
For directions to the Annual Meeting, please contact our Secretary at (713) 739-1800.

INFORMATION ABOUT DIRECTORS, DIRECTOR NOMINEES,
EXECUTIVE OFFICERS AND MEMBERS OF MANAGEMENT
The Board currently is composed of five (5) members: John M. Selser Sr. (Chairman), John H. Cassels, Randolph C. Coley, Robert D. Penner and J. Russell Porter.
The Nominating & Governance Committee has recommended to the Board, and the Board has nominated Messrs. Selser, Cassels, Coley, Penner and Porter for re-election at the Annual Meeting. Information about each director nominee can be found beginning on page 31 in connection with “Proposal 1. Election of the Board.” Although the Board does not contemplate that any of the director nominees will refuse or be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the accompanying proxy will vote for the election of such other person(s) as may be nominated by the Board or the Board may reduce the size of the the Board.
Biographical information about our executive officers and other members of our management as of April 1, 2013 is set forth below other than our Chief Executive Officer, who also serves as director.

Name	Age	Position
J. Russell Porter (1) (2)	52	President and Chief Executive Officer
Michael A. Gerlich (1)	59	Senior Vice President, Chief Financial Officer and Corporate Secretary
Michael McCown (1)	59	Senior Vice President and Chief Operating Officer
Keith R. Blair	59	Vice President and Exploration Manager
Henry J. Hansen	58	Vice President – Land
 ________________________

(1)	Messrs. Porter, Gerlich and McCown are our only “Executive Officers” as such terms are defined by the rules promulgated by the SEC.

(2)	For a description of the business background and other information concerning Mr. Porter, see page 31 in connection with “Proposal 1. Election of the Board.”
Michael A. Gerlich joined us in May 2005 as Vice President and Chief Financial Officer and was appointed Corporate Secretary on March 8, 2011. Mr. Gerlich has over 34 years of natural gas and oil accounting and finance experience. From 1999 until joining us in 2005, he held various accounting and finance positions at Calpine Natural Gas LP, a wholly-owned subsidiary of Calpine Corporation, an independent electric power generation company listed on the New York Stock Exchange. His last position at Calpine Natural Gas LP was Senior Vice President – Accounting and Finance for natural gas and oil operations of the wholly-owned subsidiary. From 1994 until 1999, Mr. Gerlich served as Vice President and Chief Financial Officer of Sheridan Energy, Inc., an independent natural gas and oil exploration company traded on the NASDAQ, which was acquired in 1999 by Calpine Corporation. Over a 12-year period prior to joining Sheridan Energy, Inc., Mr. Gerlich held various accounting and finance positions with Trinity Resources, Ltd., an independent natural gas and oil exploration and production company, with his last position being Executive Vice President and Chief Financial Officer. Prior to that, Mr. Gerlich was also with Deloitte LLP, where the focus of his practice was with energy related clients. Mr. Gerlich has been a member of the board of directors and served as the Audit Committee Chairman for Petropoint Energy Partners LP, a private upstream oil and gas limited partnership, since November 2012. Mr. Gerlich is a Certified Public Accountant and graduated with honors from Texas A&M University with a Bachelor of Business Administration degree in Accounting.
Michael McCown joined us in December 2009 as a Senior Advisor and in June 2013 was elected Senior Vice President and Chief Operating Officer, having previously served as our Vice President – Northeast since July 2010. Mr. McCown held various positions with CDX Gas LLC, predecessor to Vitruvian Exploration LLC, from 2006 to 2010. In December 2008, while Mr. McCown was serving as a Senior Vice President, CDX Gas LLC and certain of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. McCown was promoted to Executive Vice President and Chief Operating Officer on January 22, 2009 where he served during the company’s restructuring. Mr. McCown remained in this position until the restructured company emerged as Vitruvian Exploration, LLC and he was reassigned as Senior Operations Consultant. From 2004 to 2006, Mr. McCown was with EOG Resources Inc. as Operations Manager. He has over 37 years experience in production, drilling and operations throughout the United States including the Unitah, Permian and Appalachian Basins. Other experience includes managerial responsibilities for companies including Pennzoil Company, Devon Energy Corp. and East Resources. Mr. McCown has served two terms on the Board of WV Oil and Natural Gas Association and is a former President of that association. He has served two terms on the Board of the Independent Oil and Gas Association of West Virginia and he served as President of the association from August 2010 through August 2011. Mr. McCown holds a Bachelor of Science degree in Civil Engineering from Ohio University and is a Registered Professional Petroleum Engineer.

Keith R. Blair joined us in August 2005 as a Senior Staff Geologist and was promoted to Vice President, Exploration Manager in 2008. Mr. Blair has over 34 years of natural gas and oil experience. He has extensive working knowledge of natural gas and oil basins in Colorado, New Mexico, East Texas, West Virginia/Pennsylvania, Offshore Gulf of Mexico and the Texas/Louisiana Gulf Coast. Prior to joining us, from 1999 until 2005, he was an independent exploration geologist. From 1995 until 1999, Mr. Blair was a Senior Geophysicist at Schlumberger Limited. Prior to 1995, he held an Exploration Manager/Supervisor position at ConocoPhillips for 14 years. He began his career as a well logging engineer with Halliburton Company. Mr. Blair graduated from Texas A&M University with a Bachelor of Science degree in Geology.
Henry J. Hansen joined us in September 2005 as Vice President of Land. Mr. Hansen has over 34 years of land management experience. Prior to joining us, Mr. Hansen was Rocky Mountain Land Manager with El Paso Corporation, a natural gas and oil exploration, production and pipeline company, from 1999 until January 2003. From January 2003 until June 2004, he worked as an independent land consultant. Mr. Hansen returned to El Paso Corporation in June 2004, where he was a senior landman until joining us in September 2005. Mr. Hansen graduated from the University of Texas at Austin with a Bachelor of Business Administration in Petroleum Management.
There are no family relationships between our Named Executive Officers, those members of management noted above and our directors.
CORPORATE GOVERNANCE
Information about the Board
The Board believes that good corporate governance improves corporate performance and benefits all stockholders. This section sets out our approach to corporate governance and addresses our compliance with NYSE MKT LLC (“NYSE MKT”)listing requirements.
Mandate of the Board
The Board is responsible for managing our business affairs. The primary responsibility of the Board is to promote our best interests and the best interests of our stockholders. This responsibility includes: (i) approving annual capital expenditure budgets and general and administrative expense budgets and reviewing fundamental operating, financial and other corporate plans, strategies and objectives; (ii) outlining key operating parameters including debt levels and ratios; (iii) evaluating our performance and the performance of our senior management; (iv) determining, evaluating and fixing the compensation of executive officers; (v) adopting policies of corporate governance and conduct; (vi) considering risk management matters; (vii) reviewing the process of providing appropriate financial and operational information to stockholders and the public generally; and (viii) evaluating the overall effectiveness of the Board. The Board explicitly acknowledges its responsibility for our stewardship. The Board reviews with management matters of strategic planning, business risk identification, succession planning, communications policy and integrity of internal control and management information systems. The Board fulfills its responsibilities through regular and special meetings.
Current Members of the Board and Director Independence
The Board currently is comprised of five (5) members. The Board has determined that each member of the Board, with the exception of Mr. Porter, does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the NYSE MKT listing requirements. Mr. Porter, as our President and Chief Executive Officer, is not considered to be independent. Further, the Board has determined that each of the members of the Audit Committee, the Compensation Committee, the Nominating & Governance Committee and the Reserves Review Committee does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the NYSE MKT listing requirements.
The following sets forth the current committee memberships of our five (5) directors:

Name	Audit Committee	Compensation Committee	Reserves Review Committee	Nominating & Governance Committee
J. Russell Porter, Director, President and Chief Executive Officer	—	—	—	—
John H. Cassels, Director	—	Chairman	X	X
Randolph C. Coley, Director	X	X	—	Chairman
Robert D. Penner, Director	Chairman	—	X	X
John M. Selser Sr., Director	X	X	Chairman	—

Board and Committee Meetings

The Board meets a minimum of four (4) times per year. In addition, the Board meets at such other times as may be required if it is not possible to deal with our business at a regularly scheduled quarterly meeting.
The Board facilitates its independent supervision over management in a number of ways, including by holding regular meetings at which members of management and non-independent directors are not in attendance and by retaining independent consultants where it deems necessary.
For the year ended December 31, 2013, each member of the Board attended 100% of all meetings held by the Board.
The following table sets forth the number of Board and committee meetings held during 2013 and the attendance of each director during the time in which he was a member of the Board and of a committee:

Director	Board Meetings	Audit Committee	Compensation Committee	Reserves Review Committee	Nominating & Governance Committee
J. Russell Porter	9 of 9	n/a	n/a	n/a	n/a
John H. Cassels	9 of 9	n/a	2 of 2	2 of 2	2 of 3
Randolph C. Coley	9 of 9	4 of 4	2 of 2	n/a	3 of 3
Robert D. Penner	9 of 9	4 of 4	n/a	1 of 2	3 of 3
John M. Selser Sr.	9 of 9	3 of 4	2 of 2	2 of 2	n/a
Board Composition and Leadership Structure
Mr. Selser was appointed Chairman of the Board effective January 4, 2013. Our President and Chief Executive Officer, Mr. Porter, serves as a director.
The Board has determined that the offices of Chairman of the Board and Chief Executive Officer should be separated at this time. The Board determined that the separation of these roles would maximize management’s efficiency and further our ongoing efforts to strengthen corporate governance and assure shareholder representation and the independent, objective and effective oversight of management. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman to lead the Board in its fundamental role of providing guidance to and oversight of management. The Corporate Governance Guidelines, however, provide that each year the Nominating & Governance Committee will review whether this policy is in the best interests of the Company and its stockholders. The Board specifically reserves the right to vest the responsibilities of Chairman of the Board and Chief Executive Officer in the same or different individuals.
Orientation and Continuing Education
When new directors are appointed, they receive orientation, commensurate with their previous experience, on our properties, business, operations and industry and on the responsibilities of directors. Board meetings may also include presentations by our management and employees to give the directors additional insight into our business. New directors are provided with access to our publicly-filed documents, technical reports and internal financial information and copies of all of the minutes of Board and committee meetings and corporate governance materials are made available to director nominees. Directors are encouraged to ask questions and communicate with management, auditors and technical consultants to keep themselves current with industry trends and developments and changes in legislation.
Nomination of Directors
The Board has delegated the responsibility of identifying new director candidates to the Nominating & Governance Committee. The process and responsibility of the Nominating & Governance Committee is set forth on page 11 under the heading “Nominating & Governance Committee.”
Compensation
The Board has delegated the responsibility of determining compensation strategies and recommending the forms and amounts of compensation for directors, officers, consultants and employees to the Compensation Committee. Please refer to the disclosure on page 10 under the heading “Compensation Committee.”
Board Evaluations/Assessments
We have established procedures and surveys for assessing and evaluating the performance of the Board. The surveys completed by each director are summarized and discussed by the Board as a whole with the objective of making appropriate changes to the Board’s policies or procedures to ensure greater Board effectiveness.

Code of Conduct and Ethics
We adopted a Code of Conduct and Ethics for all employees, including our executive officers, on December 15, 2005, which was amended and restated on March 22, 2011 and on January 31, 2014. A copy of our Code of Conduct and Ethics, as amended and restated, is available free of charge on our website at www.gastar.com. A copy of our Code of Conduct and Ethics will also be provided to any person without charge, upon request. Such requests should be directed to our Secretary at 1331 Lamar Street, Suite 650, Houston, Texas 77010.
Communications with the Board
Stockholders or other interested parties may send communications to the Board by writing to our Secretary at 1331 Lamar Street, Suite 650, Houston, Texas 77010. Our Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Comments or complaints relating to our accounting, internal accounting controls or auditing matters will be referred to our Audit Committee. Our Audit Committee has procedures for (i) receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The “Whistleblower” policies and procedures adopted by the Audit Committee are available free of charge on our website at www.gastar.com.
Attendance at the Annual Meeting of Stockholders
We do not have a formal policy with regards to director attendance at the annual meetings of stockholders. In 2013, all directors attended our annual meeting of stockholders.

INFORMATION ABOUT OUR COMMITTEES OF THE BOARD
The Board has designated a standing Audit Committee, Compensation Committee, Reserves Review Committee and Nominating & Governance Committee. Each committee has a written charter that has been approved by the Board, which sets forth guidance on the role of the chairman of such committee and the roles and responsibilities of the committee as a whole. In connection with the merger of Gastar Exploration, Inc. with and into us (the “merger”), Gastar Exploration Inc. adopted amended and restated charters, an amended and restated Code of Conduct and Ethics and other governance policies. Each such document is available free of charge on our website at www.gastar.com. A copy of each such document will be provided to any person without charge, upon request. Such requests should be directed to our Secretary at 1331 Lamar Street, Suite 650, Houston, Texas 77010.
Audit Committee
Composition
The Audit Committee currently consists of Messrs. Penner (Chairman), Coley and Selser, each of whom the Board has determined to be independent under the rules of the NYSE MKT and Section 10A (“Audit Requirements”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the rules promulgated by the SEC thereunder. The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and that Mr. Penner is an “audit committee financial expert,” within the meaning proscribed by the rules and regulations promulgated by the SEC. He became a member of the Board effective July 16, 2007. Mr. Penner is a retired senior partner with KPMG LLP, whose career of advising public and private clients on tax and accounting matters has spanned almost 41 years. The Audit Committee met four (4) times during 2013.
In accordance with its charter, the Audit Committee examines and reviews, on behalf of the Board, internal financial controls, financial and accounting policies and practices, the form and content of financial reports and statements and the work of the external auditors. The Audit Committee is responsible for hiring, overseeing and terminating the independent registered public accounting firm and determining the compensation of such accountants. The Chief Financial Officer attends the meetings of the Audit Committee by invitation.
Audit Committee Charter
The Audit Committee has performed its annual review and assessment of the Audit Committee charter. A copy of the charter for the Audit Committee is available free of charge on our website at www.gastar.com.
Audit Committee Report
The Audit Committee assists the Board in overseeing matters relating to our accounting and financial reporting practices, the adequacy of its internal controls and the quality and integrity of its financial statements, and is responsible for selecting and retaining the independent auditors. The Audit Committee’s responsibilities are more fully described in its charter. Our management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee does not provide any expert or special assurance as to our financial statements or any professional certification as to the independent auditors’ work. The Audit Committee met four (4) times during the year ended December 31, 2013.
In fulfilling its oversight responsibilities, the Audit Committee reviewed our audited financial statements as of and for the year ended December 31, 2013, and discussed them with management and BDO USA, LLP, our independent registered public accounting firm. The Audit Committee discussed and reviewed with BDO USA, LLP all matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 16.
The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by the applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence and has discussed with BDO USA, LLP its independence from us and our management.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013.
Gastar Exploration Inc.
Audit Committee
/s/ Robert D. Penner, Chairman
/s/ Randolph C. Coley
/s/ John M. Selser Sr.
This report of the Audit Committee shall not be deemed “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
*    *    *
Compensation Committee
The Compensation Committee currently consists of Messrs. Cassels (Chairman), Coley and Selser, each of whom the Board has determined to be independent according to the definition of independence used in the NYSE MKT listing standards. The Compensation Committee met two (2) times during 2013.
The aim of the Compensation Committee is to award and compensate our officers and employees in a manner which provides incentives for the enhancement of stockholder value, for the successful implementation of our business plan and for continuous improvement in corporate and personal performance. The compensation program is based on a pay-for-performance philosophy and consists of three components: base salary, annual incentive (bonus) paid in cash and long-term equity based incentives.
The Compensation Committee reviews and recommends the compensation philosophy and guidelines for us, including recommendations to the Board for its consideration and approval of annual salary, incentive policies and programs, material new benefit programs and material changes to existing benefit programs.
On an annual basis, the Compensation Committee reviews the cash compensation, performance and overall compensation package for each executive officer. It then submits to the Board recommendations with respect to the base salary, bonus and participation in long-term incentive compensation arrangements for each executive officer. In conducting its review, the Compensation Committee was satisfied that all recommendations complied with the Compensation Committee’s philosophy and guidelines. In determining 2013 annual incentive cash awards, the Compensation Committee used compensation data previously provided by Longnecker & Associates (“L&A”), a company that monitors executive and board compensation, equity grants and award policies and corporate compensation practices. For more information on the role of the Compensation Committee and the use of independent consulting firms and market data, see “Executive Compensation” below.
A copy of the charter for the Compensation Committee is available free of charge on our website at www.gastar.com.
Reserves Review Committee
The Reserves Review Committee currently consists of Messrs. Selser (Chairman), Cassels and Penner. The Reserves Review Committee met two (2) times during 2013. Its responsibilities include:

•	Reviewing our procedures for providing information to the independent qualified reserve evaluator;

•
Participating annually in meetings with the independent qualified reserve evaluator to determine whether there are any restrictions that could affect the ability of the evaluator to report without reservation; and

•	Reviewing our reserve data with management and the independent qualified reserve evaluator.
A copy of the charter for the Reserves Review Committee is available free of charge on our website at www.gastar.com.
Nominating & Governance Committee
In September 2010, we combined the activities of the Governance and Nomination Committees into one committee. The Nominating & Governance Committee currently consists of Messrs. Coley (Chairman), Cassels and Penner, each of whom the Board has determined to be independent under the definition of independence used in the NYSE MKT listing standards. The Nominating & Governance Committee met three (3) times during 2013.
With respect to governance activities, the Nominating & Governance Committee has the responsibility of monitoring our overall approach to corporate governance issues, which include:

•	Advising the Board and making recommendations regarding appropriate corporate governance practices and assisting the Board in implementing those practices;

•
Assisting the Board by identifying individuals qualified to become members of the Board and recommending director nominees to the Board for election at the annual meetings of stockholders or for appointment to fill vacancies on the Board;

•	Advising the Board about the appropriate composition of the Board and its committees;

•	Leading the Board in the annual performance review of the Board and its committees;

•	Directing all matters relating to the succession of the Company’s Chief Executive Officer; and

•	Performing such other functions as the Board may assign from time to time.
With respect to nominations, the Nominating & Governance Committee assists the Board in ensuring that the Board is comprised of individuals who are best able to discharge the responsibilities of directors, having an understanding of our industry, stage of growth, the law and the highest standards of governance. The tasks and responsibilities are defined in the charter of the Nominating & Governance Committee, which was approved by the Board.
The Board currently does not have a policy relating to consideration of director nominees by our stockholders. The Board may consider such a policy in the future. At present, the Board believes that the Nominating & Governance Committee is in the best position to identify and evaluate director candidates. New candidates are identified by the Nominating & Governance Committee, whose responsibility is to develop, annually update and recommend to the Board for approval, a long-term plan for the composition of the Board that takes into consideration the following criteria: (i) relevant skills and experience; (ii) independence under applicable standards; (iii) business judgment; (iv) service on boards of directors of other companies; (v) personal and professional integrity, including commitment to the Company’s core values; (vi) openness and ability to work as part of a team; (vii) willingness to commit the required time to serve as a Board member; and (viii) familiarity with the Company and its industry. Although we do not have a policy regarding the consideration of diversity in assessing a director nominee, the Board considers the individual’s background, experience and competencies that the Board desires to have represented among its members.
On March 12, 2014, we entered into a settlement agreement (the “Settlement Agreement”) with Kleinheinz Capital Partners, Inc., Global Undervalued Securities Master Fund, L.P., John B. Kleinheinz and Fred N. Reynolds (collectively, the “Kleinheinz Group”). The Settlement Agreement provides that we will expand our Board from five to seven members and appoint two directors agreeable to both us and the Kleinheinz Group (the “Mutually Agreed Directors”). The Mutually Agreed Directors will be appointed after the Annual Meeting. For the term of the Settlement Agreement the Kleinheinz Group has agreed to vote the shares it beneficially owns in favor of the director candidates that are nominated by our Board.
The Settlement Agreement will terminate, subject to certain exceptions, 60 days prior to the expiration of the Company’s advance notice period for the nomination of directors and submission of stockholder proposals for the 2016 annual meeting of stockholders.
From time to time, the Nominating & Governance Committee has used a third party to assist it in identifying and evaluating potential director candidates. Pursuant to the Settlement Agreement, the Nominating & Governance Committee recently engaged Spencer Stuart, an executive search firm, to identify two candidates who are unaffiliated with us and the Kleinheinz Group, qualify as independent under rules of the SEC and the NYSE MKT and have experience and qualifications set forth in the Settlement Agreement.
In March 2014, the Nominating & Governance Committee considered and approved our five (5) director nominees based on the director nominees, (i) Board and committee meeting attendance and performance; (ii) length of Board service; (iii) personal and professional integrity, including commitment to the Company’s core values; (iv) experience, skills and contributions that the director brings to the Board; and (v) independence under applicable standards. Our full Board, including our non-independent director, then considered and approved the nominees recommended by the Nominating & Governance Committee.
A copy of the charter for the Nominating & Governance Committee is available free of charge on our website at www.gastar.com.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis provides information regarding the compensation paid to J. Russell Porter, our President and Chief Executive Officer (“CEO”), paid to Michael A. Gerlich, our Senior Vice President and Chief Financial Officer (“CFO”) and paid to Michael McCown, our Senior Vice President and Chief Operating Officer (“COO”). On June 7, 2013, Mr. Gerlich was promoted to Senior Vice-President from Vice-President and Mr. McCown was promoted to Senior Vice-President and Chief Operating Officer from Vice-President Northeast Operations. These individuals are referred to as “Named Executive Officers.” Messrs. Porter, Gerlich and McCown are our only Named Executive Officers as they were our only “Executive Officers,” as such term is defined by the rules promulgated by the SEC, during 2013.
Compensation Philosophy and Objectives
Our executive compensation program is designed to provide compensation at a level necessary to retain talented and experienced executives and to motivate them to achieve both short-term and long-term corporate goals that enhance shareholder value. Consistent with this philosophy, the following are the key objectives of our compensation programs.
Attract, Motivate and Retain Key Employees. Our executive compensation program is shaped by the competitive market for management talent in the independent natural gas and oil exploration and production industry. We believe our executive compensation should be comparable to that of the companies with which we compete for talent. Our goal is to provide compensation and benefits at levels that attract, motivate and retain superior executive talent for the long-term.
Shareholder Interest Alignment. One of the objectives of our executive compensation program is to ensure that an appropriate relationship exists between executive pay, our financial performance and the creation of shareholder value. We believe that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. Our compensation program aligns pay to performance by making a substantial portion of total executive compensation variable, or “at-risk,” through an annual bonus program based on our performance goals and the granting of long-term incentive equity awards, which have included restricted common shares, performance-based restricted stock units and stock options. As performance goals are met, not met or exceeded, executives are rewarded commensurately.
Determination of Executive Compensation
Role of the Compensation Committee. Executive compensation is the responsibility of the Compensation Committee. The Compensation Committee operates under a written charter adopted by the Board. John H. Cassels, Randolph C. Coley and John M. Selser Sr. are members of the Board and the current members of the Compensation Committee. Mr. Cassels is the current Compensation Committee Chairman. Each member of the Compensation Committee qualifies as an independent director under the NYSE MKT listing standards and under the Exchange Act. A copy of the Compensation Committee’s charter is available to shareholders on our website at www.gastar.com.
Philosophy of the Compensation Committee. The Compensation Committee’s philosophy is strongly driven by a “Pay for Performance” compensation approach that focuses on enhancing shareholder value. The Compensation Committee presently targets total compensation, which consists of base salary, annual incentive awards and long-term stock awards at the 50th percentile of its peer group as defined by an independent third party compensation consultant. If management’s efforts cause the Company’s results to materially exceed or lag behind the results of its peer group, total compensation may be adjusted upward or downward from the 50th percentile. The Compensation Committee believes that this approach awards and compensates our Named Executive Officers in a manner that fairly provides incentives for the enhancement of shareholder value, for the successful implementation of our business plan and the continuous improvement in corporate and personal performance.
During 2013, the Compensation Committee reviewed the cash compensation, performance and overall compensation package for each Named Executive Officer. It then submitted to the Board recommendations with respect to the salary, bonus and participation in equity-based compensation arrangements for each Named Executive Officer. In conducting its review of management’s recommendations, the Compensation Committee was satisfied that all recommendations complied with the Compensation Committee’s philosophy and guidelines.

Interaction Between the Compensation Committee and Management. Our CEO plays an important role in the executive compensation process and is closely involved in assessing the performance of our CFO and COO, who are our other Named Executive Officers. He also makes recommendations to the Compensation Committee regarding base salary, bonus targets, and performance goals established for the annual incentive plan, as well as weighting and equity compensation for our CFO and COO. Our CEO’s recommendations are based on his review of any market or peer group analysis data provided by our compensation consultant, an assessment of our CFO and COO’s responsibilities and performance, our performance and the compensation that companies in our peer group pay their executives in comparable positions. Our CFO also plays an important role in our executive compensation process. He makes recommendations to the Compensation Committee regarding the structure of the annual cash bonus awards program and the target size of such awards. These recommendations are drawn from his previous work experience, informal discussions with other CFOs and review of publicly filed information of other similarly-sized natural gas and oil companies regarding their bonus programs.
Role of Consultant and Market Analysis. For 2013 the Compensation Committee utilized 2012 data supplied by Longnecker & Associates (“L&A”). For the purposes of its report, L&A’s engagement objectives in 2013 included:

•	Review total direct compensation (base salary, annual incentives and long-term incentives) for the Named Executive Officers;

•
Assess the market competitiveness of executive compensation as compared to our peer group and published survey sources for other companies in the oil and natural gas industry with revenues and capital assets comparable to our revenue and capital assets;

•	Provide conclusions and recommendations for current total direct compensation packages for our Named Executive Officers; and

•	Provide considerations and recommendations to the Compensation Committee for a market-competitive compensation package for our board of directors going forward.
L&A’s approach to this study was based upon its experience in the design of executive compensation programs in the energy industry and external market data procured from the marketplace in which we compete for top-level talent. This experience, along with its competitive market analysis, allowed L&A to make compensation recommendations that provide us with information to attract, retain, and motivate top-level executive talent. Additionally, L&A’s recommendations were tailored to balance external market data and our internal environment to ensure fiscal responsibility.
Specifically, L&A’s approach was to gather compensation data from (a) public peer companies and (b) published salary surveys and to conduct a market comparison analysis of the gathered data. Prior to beginning its analysis, L&A reviewed the composition of our peer group to assess the continued appropriateness of the group and ensure that the included companies were still relevant for comparative purposes. Based on its review, L&A recommended that companies that had been acquired or delisted, as well as companies whose geographic scope and nature of operations differed from ours be removed. L&A also expanded the number of companies included in our peer group, which was comprised of companies with a similar production profile, revenue base and size, as measured by market capitalization. The updated peer group was approved by the Compensation Committee as representative of the sector in which we operate. Next, L&A analyzed current total direct compensation (base salary, plus annual incentive, plus long-term incentive), as compared to the updated peer group and published survey data based on industry, size and performance. This was followed by developing conclusions and recommendations, which was reported to the Compensation Committee.
Companies reviewed by L&A (the “Peer Group”) included:
Abraxas Petroleum Corp.
Approach Resources, Inc.
Bonannza Creek Energy, Inc.
Callon Petroleum Company
Carrizo Oil & Gas Inc.
Crimson Exploration Inc.
Diamondback Energy, Inc.
Goodrich Petroleum Corp.
Magnum Hunter Resources Corp.
Panhandle Oil and Gas Inc.
PetroQuest Energy Inc.
Rex Energy Corporation
Triangle Petroleum Corporation
Vanguard Natural Resources, LLC
Warren Resources Inc.

Based upon 2012 comparative pay information of our peer group developed by L&A and published survey data, the Compensation Committee determined that the Named Executive Officers’ (a) 2013 base salaries were 5% above the 50th percentile of our Peer Group for the CEO and 2% and 14% below the 50th percentile of our Peer Group for the CFO and COO, respectively, (b) 2013 total cash compensation (base salary, plus the annual cash incentive award) were approximately 4% above the 50th percentile of our Peer Group for the CEO and 8% and 20% below the 50th percentile of our Peer Group for the CFO and COO, respectively, (c) 2013 long-term equity awards were 18% and 58% below the 50th percentile of our Peer Group for the CEO and COO, respectively, and 19% above the 50th percentile of our Peer Group for the CFO, and (d) 2013 total direct compensation (base salary, plus the annual cash incentive award, plus equity incentive awards) equaled the 50th percentile of our Peer Group for the CEO and CFO, respectively, and was 30% below the 50th percentile of our Peer Group for the COO. Mr. McCown’s compensation components and total compensation lag Peer Group metrics due to his holding the position of COO effective for approximately seven months in 2013. Based upon these findings, the Compensation Committee believes that the individual pay components and total direct compensation levels of the Named Executive Officers in 2013 approximated market levels.
Though we review information regarding the compensation practices of our Peer Group of companies and the survey data just discussed, individual compensation decisions for our CFO and COO are subject to upward or downward adjustment, based on the recommendations of our CEO and a number of factors related to both corporate and individual performance. We use the data regarding the pay practices of companies in our Peer Group as a reference point and as a guide to competitiveness and reasonableness, but we do not adhere to rigid targets, based upon the compensation components of employees at companies within that group. Our present objective is to maintain total direct compensation, consisting of base salary, performance-based cash compensation and equity awards, in proximity to the 50th percentile of our Peer Group. However, the Compensation Committee has the discretion to adjust an award upward or downward to account for individual achievement in the last fiscal year, the requirements of a particular position, and market competitiveness for a particular individual’s skills and services, among other factors.
Compensation for our Named Executive Officers and Rationale
Base Salary. Base salary represents the fixed element of the Named Executive Officers’ cash compensation. The base salary reflects results of individual negotiations, economic consideration for each individual’s level of responsibility, expertise, skills, knowledge, experience and performance and reasonable comparability of similar executive base salaries for executives employed by companies in our Peer Group. In 2013, the Compensation Committee did not adjust the base salary amounts for Messrs. Porter or Gerlich. Mr. Porter’s 2013 base salary exceeds the 50th percentile of our Peer Group by 5% and Mr. Gerlich’s 2013 base salary is 2% below the 50th percentile of our Peer Group. In conjunction with his promotion to COO on June 7, 2013, Mr. McCown received a base salary that is below the 50th percentile of our Peer Group by 14%.
Annual Cash Incentive Awards. Our annual cash incentive awards reflect our philosophy to reward performance. These awards provide our Named Executive Officers with an opportunity to earn an annual cash bonus based on pre-established operational and financial performance targets and an evaluation of individual performance. The targeted bonus percentage of our CEO is 75% of his respective base salary and the targeted bonus percentages of our CFO and COO are 60% of their respective base salary amounts. For 2013, the Compensation Committee approved a $725,000 total management target cash bonus pool for our Named Executive Officers, which was based on the sum of each of our Named Executive Officer’s “target bonus” opportunity expressed as a percentage of the Named Executive Officer’s base salary. The bonus pool is accrued throughout the year, and bonuses are normally paid out early in the following year. For 2013, the annual cash incentive awards for Mr. Porter was 3% above the 50th percentile of our Peer Group, and for Messrs. Gerlich and McCown were 15% and 25% below the 50th percentile of our Peer Group, respectively. The larger awards during 2013 were the result of the Company’s strong 2013 operational and financial performance as compared to bonus metrics.
At the beginning of the year, and as part of our budgeting process, specific operational and financial target criteria are established by the Compensation Committee. In developing the appropriate target criteria and their respective weightings, the Compensation Committee analyzes the relative importance of each of the target criteria to our business strategy for the upcoming year. Each criterion is given a certain weighting, with 30% of the 2013 potential bonus opportunity contingent on the achievement of specific operational factors, 20% contingent on the achievement of a specific financial performance factor and 50% contingent on the achievement of additional per share operational targets and a specific market factor. During the year, operational and financial performance is measured against the criteria. Market performance is measured at December 31, 2013. Judgments that the criteria are being met or not being met may lead to an increase in the pool and an adjustment in the bonus accrual. Criteria and weightings used in 2013 were as follows:

Goal	Threshold	Target	Maximum	Actual	Weighting
Target average annual production (MMcfe/d)	45.4	50.5	55.5	53.7	10%
Target proved reserves additions (Bcfe)	45.9	51.0	56.0	103.3	10%
Average finding costs ($/Mcfe)	$2.64	$2.40	$2.16	$1.10	5%
Average controllable lifting costs ($/Mcfe)	$0.57	$0.51	$0.46	$0.46	5%
Operating cash flow ($ in millions)	$40.9	$45.5	$50.0	$46.4	20%
Operating cash flow per share	$0.68	$0.75	$0.83	$0.77	10%
Production per share (Mcfe)	0.28	0.31	0.34	0.32	20%
Reserves per share (Mcfe)	4.12	4.57	5.03	5.44	20%

If threshold targets are not met with respect to a criterion, then the portion of the bonus allocable to that criterion is not paid. At the end of the year, an approved bonus pool is calculated based on the bonus pool criteria accomplishments. The amount of the calculated bonus pool is subject to adjustment and final approval by the Compensation Committee. For 2013, management’s bonus pool target was $725,000. As all eight of the target goals were achieved or exceeded, our Named Executive Officers were entitled to receive a combined annual cash incentive payout of $946,130 based on the achieved goals weighted bonus target.
The Compensation Committee’s policy is not to award bonuses if performance targets are not met. The Board, however, maintains the ability to award discretionary bonuses if warranted. Pursuant to Mr. Porter’s employment agreement, Mr. Porter is guaranteed a bonus equal to 20% of his annual base salary.
The 2014 metrics are expected to be materially similar to those used in 2013.
Long Term Stock-based Compensation. We believe that stock-based compensation is the most effective means of linking compensation provided to our Named Executive Officers with long-term operational success and increases in shareholder value. The Board has discretionary authority to determine granting and vesting periods of stock option, restricted common share and performance based units grants. We use stock-based compensation as a long-term vehicle for compensation because we believe:

•	Stock-based compensation aligns the interests of our Named Executive Officers with those of the shareholders by providing equity participation to our Named Executive Officers; and

•	The vesting period incorporated into stock-based compensation fosters a longer-term perspective necessary for executive retention, stability and continuity.
Prior to the adopting of the 2006 Plan (as defined below), the only vehicle that was available to us for long-term equity incentives was grants of stock options. After the adoption of the 2006 Plan, grants of restricted common shares and performance based units (“PBUs”) became available as incentive vehicles. Based on our determination that our Peer Group and other competitors had shifted the composition of their equity awards to consist primarily of restricted stock awards, starting in 2010 we granted only restricted common share awards. During 2013, based on market research and peer studies, we issued PBUs in addition to restricted stock awards. The Compensation Committee adheres to our policy of only granting stock-based compensation grants during open trading windows. The 2013 grants of restricted common shares and PBUs vest in one-third increments on the first, second and third anniversaries of the grant date, a vesting period that the Compensation Committee believes is an appropriate balance between longer term incentive coupled with an element of shorter term reward. The PBUs represent a contractual right to receive shares of Parent’s common stock, an amount of cash equal to the fair market value of a share of Parent’s common stock, or a combination of shares of Parent's common stock and cash as of the date of settlement based on the number of PBUs to be settled. The settlement of PBUs may range from 0% to 200% of the targeted number of PBUs stated in the agreement contingent upon the achievement of certain share price appreciation targets as compared to a peer group index. The PBUs vest equally and settlement is determined annually over a three year period. Any PBUs not vested at each measurement date expire.
In 2013, Messrs. Porter, Gerlich and McCown received restricted common share grants of 484,914 shares, 242,457 shares and 168,103 shares, respectively. In addition to restricted common shares, Messrs. Porter, Gerlich and McCown received PBU grants of 381,983 units, 240,302 units and 133,621 units, respectively. The combined fair values of these grants calculated to be 232%, 219% and 142% of Messrs. Porter, Gerlich and McCown’s base salaries, respectively, which placed Messrs. Porter and McCown 18% and 58%, respectively, below the market 50th percentile and placed Mr. Gerlich 19% above the market 50th percentile. The goal of the Compensation Committee has been to move more of the Named Executive Officers’ total executive compensation to variable, or “at-risk,” and thus further align the interest of the officer with the shareholders by providing the

Named Executive Officers a greater stake in our long-term performance. The 2013 restricted stock and PBU grants were consistent with this goal.
Upon vesting on January 30, 2014, the first tranche of PBUs granted on January 30, 2013 to Messrs. Porter, Gerlich and McCown settled at the maximum settlement of 200%.
All Other Compensation. The Named Executive Officers are eligible to participate on a non-discriminatory basis in the same comprehensive benefits as are offered to all full-time employees. These benefits are provided so as to assure that we are able to maintain a competitive position in terms of attracting and retaining executive officers and other employees.
Tax Deductions for Compensation
In conducting our executive compensation programs, the Compensation Committee considers the effects of Section 162(m) of the Internal Revenue Code, as amended (the “Code”), which denies publicly held companies a tax deduction for annual compensation in excess of $1.0 million paid to their chief executive officer or any of their three other most highly compensated executive officers, other than the chief financial officer, who are employed on the last day of a given year, unless their compensation is based on performance criteria that are established by a compensation committee which is made up of outside directors and approved, as to their material terms, by our shareholders. While the Compensation Committee generally considers the deductibility of compensation when making decisions, the Compensation Committee retains the right to pay nondeductible compensation to our named executive officers in order to maintain its flexibility in structuring appropriate compensation programs it feels to be appropriate.
Post Termination or Compensation and Benefits
We maintain a change of control severance plan (the “Severance Plan”), covering all employees, including the Named Executive Officers. The purpose of the severance plan is to promote stability and continuity of management and employees in the event a change of control transaction should occur (as defined below). Pursuant to the terms of our Severance Plan, our Named Executive Officers are entitled to receive certain post-termination compensation and benefits upon the occurrence of certain events. In order for the Named Executive Officers to receive payments under the Severance Plan, the Named Executive Officers would have to be terminated within two years of a change of control. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” and “Potential Payments upon Termination or Change of Control” below.
Consideration of Previous Stockholder Advisory Vote
In August 2013, our shareholders approved the compensation of our Named Executive Officers as described in our 2013 proxy statement, with approximately 92% of shareholder votes cast in favor of our 2013 “say-on-pay” resolution (excluding abstentions and broker non-votes). The Compensation Committee considered these results as evidence of broad-based support for our compensation program and decisions as described in our 2013 proxy statement, and as grounds for maintaining a similar approach for 2014.
Hedging Prohibitions
Our insider trading policy prohibits our Named Executive Officers from engaging in any speculative transactions involving our common shares including buying or selling puts or calls, short sales or purchases of securities on margin or otherwise hedging the risk of ownership of our stock. Any such activity would require the approval and authorization of either the CEO or the Chairman of the Audit Committee (in the case of a transaction involving our CEO).
Compensation Committee Report
Board of Directors of Gastar Exploration Inc.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussions referred to above, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in the this proxy statement on Schedule 14A.
Gastar Exploration Inc.
Compensation Committee
/s/ John H. Cassels, Chairman
/s/ Randolph C. Coley
/s/ John M. Selser Sr.
The above Report of the Compensation Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporates this proxy statement by reference therein.

Summary Compensation and Awards
The following table and discussion below sets forth information about the compensation awarded to, earned by or paid to our Named Executive Officers during the years ended December 31, 2013, 2012 and 2011:
Summary Compensation Table

Name and Principal Position	Year	Base Salary	Bonus	Restricted Stock and PBUs (1)	All Other Compensation(3)	Total
J. Russell Porter	2013	$500,000	$489,378	$1,158,393	$10,200	$2,157,971
President and Chief	2012	$500,000	$393,750	$750,000	$10,000	$1,653,750
Executive Officer	2011	$500,000	$162,731	$700,001	$9,800	$1,372,532

Michael A. Gerlich	2013	$300,000	$234,901	$656,111	$10,200	$1,201,212
Senior Vice President and	2012	$300,000	$189,000	$375,000	$10,000	$874,000
Chief Financial Officer	2011	$300,000	$65,093	$375,000	$9,800	$749,893

Michael McCown(2)	2013	$300,000	$221,851	$403,449	$10,033	$935,333
Senior Vice President and
Chief Operating Officer
 __________________

(1)
The dollar values of restricted stock and PBUs awards provided are equal to the aggregate grant date fair value of such grants awarded to Messrs. Porter and Gerlich during the years ended December 31, 2013, 2012 and 2011 and to Mr. McCown during the year ended December 31, 2013 calculated in accordance with Accounting Standards Codification Topic 718 (“ASC 718”) prior to a deduction for estimated forfeitures related to service-based conditions. For a description of the assumptions used in calculating these amounts for 2013, see Note 9, “Equity Compensation Plans” to our consolidated financial statements filed with this Form 10-K.

(2)	Mr. McCown was appointed as an executive officer on June 7, 2013.

(3)	All other compensation includes the Company’s contribution to the named executive officer's retirement plan.

The following table shows certain information about the restricted common shares and PBUs granted to our Named Executive Officers during the year ended December 31, 2013.

Grants of Plan-Based Awards Table

		Estimated Future Payout Under Equity Incentive Plan Awards(2)
Name	Date	Threshold	Target	Maximum	Grant Date Fair Value of PBUs(1)	All Other Equity Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards(1)
J. Russell Porter	1/30/2013	—	—	—	—	484,914	$562,500
J. Russell Porter	1/30/2013	—	381,983	763,966	$595,893	—	$—
Michael A. Gerlich	1/30/2013	—	—	—	—	242,547	$281,250
Michael A. Gerlich	1/30/2013	—	240,302	480,604	$374,871	—	$—
Michael McCown	1/30/2013	—	—	—	—	168,103	$195,000
Michael McCown	1/30/2013	—	133,621	267,242	$208,449	—	$—
 __________________

(1)
The fair value of the respective restricted share and PBU grants as of the grant date is calculated in accordance with ASC 718. These shares and units are subject to a 3-year vesting schedule of 33.33% each year, beginning on the first anniversary date of the grant. Upon vesting, the PBUs can be settled at 0% to 200% depending upon our stock price performance.

(2)
The estimated future payout for PBUs assumes a target payout of 100% of units granted and a maximum payout of 200% of units granted. For additional information, see “Compensation Discussion & Analysis.”

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
The following is a narrative of our various compensation plans and the general terms of each:
2006 Plan. At the annual meeting of shareholders held June 4, 2009, the shareholders approved amendments to our 2006 Long-Term Stock Incentive Plan that, effective as of April 1, 2009, merged our Stock Option Plan with and into the 2006 Long-Term Stock Incentive Plan so that all outstanding equity awards and all future equity awards to be made to employees, officers and directors would be under one plan–the “2006 Plan.”
Our 2006 Plan, as amended, authorizes our Board to issue stock options, stock appreciation rights, bonus stock awards and any other type of award, which are consistent with the 2006 Plan’s purposes to our directors, officers and employees and our subsidiaries covering a maximum of 11 million common shares. The contractual lives and vesting periods for grants are determined by the Board at the time a grant is awarded.
On March 8, 2012, our Board approved an amendment to the 2006 Plan, and such amendment was approved by the shareholders on June 7, 2012 at the annual meeting of shareholders. The Second Amendment to the Gastar Exploration Ltd. 2006 Long-Term Stock Incentive Plan (i) increased the maximum number of shares available for delivery pursuant to awards under the 2006 Plan by an additional 5,000,000 shares to 11,000,000 and (ii) increased the annual limit on the number of shares that may be subject to awards granted to any employee under the 2006 Plan in any calendar year from 200,000 shares to 1,000,000 shares.
As a result of the merger, the 2006 Plan maintained by Parent was assumed by Gastar Exploration Inc.and, effective as of the merger, was amended, restated and renamed the “Gastar Exploration Inc. Long-Term Incentive Plan” (the “LTIP”). The LTIP provides for substantially the same terms as the 2006 Plan, except the LTIP provides for awards with respect to Gastar Exploration Inc common stock rather than Parent common stock. All unexercised and unexpired options to purchase Parent common stock, restricted shares of Parent and other rights to acquire Parent common stock under the 2006 Plan (including performance-based units) became options to purchase, restricted stock or other rights to acquire the same number of shares of Gastar Exploration Inc pursuant to the LTIP, subject to the same terms and conditions, including the per share exercise price (but, in the case of performance awards, performance from and after the effective time of the merger will be determined with respect to the stock price of Gastar Exploration Inc. rather than Parent).
Employee Severance Plan. For the Named Executive Officers, the Severance Plan provides that if a Named Executive Officer’s employment is terminated within two years following a change of control for any reason other than (i) death, (ii) disability, (iii) by us for “cause” or (iv) by the Named Executive Officer for other than a “good reason,” the Named Executive Officer will receive a lump-sum payment equal to a multiple that is equal to the applicable severance period, as set forth in the Severance Plan, times the sum of (1) his annual salary and (2) annual target bonus.
A change of control is defined in the severance plan to mean (1) the consummation of a merger, consolidation, reorganization or other transaction whereby our shareholders retain less than 50% control, directly or indirectly, of us or the surviving company, (2) our incumbent directors cease to constitute a majority of the Board or (3) a sale or other disposition of all or substantially all of our assets. The Severance Plan does not change the specific, non-change of control severance payments in place under the existing employment agreements with our Named Executive Officers but does provide change of control severance benefits to the Named Executive Officers only if they are greater than the severance benefits provided under the employment agreement. The Severance Plan does not allow for any duplication of severance benefits.
The following table summarizes the severance periods and target bonus percentages for the Named Executive Officers set forth in the Severance Plan, as in effect during 2013. The target bonus percentages set forth below were subsequently amended after December 31, 2013.

	Severance Period In Years	Target Bonus Percentage
Chief Executive Officer	3.00	75%
Chief Financial Officer	2.50	60%
Chief Operating Officer	2.50	60%
Additionally, during the applicable severance period, Named Executive Officers would receive reimbursement for the cost of COBRA continuation health care coverage, less the amount charged at the time of termination to the employee for medical coverage.

If the Named Executive Officer receives a payment or benefit that is subject to the “golden parachute” excise tax, the Named Executive Officer will receive an additional payment under the severance plan to make him or her “whole” for that excise tax and any taxes on the additional parachute tax gross-up payment.
If the individual’s employment is terminated within six months prior to a change of control and it is reasonably shown to have been in connection with the change of control, then the change of control will be treated with respect to that employee as having occurred prior to his or her termination.
Employment Agreements. We entered into employment agreements with J. Russell Porter, our President and CEO, and Michael A. Gerlich, our CFO, effective February 24, 2005, and May 17, 2005, respectively, each amended July 25, 2008. Mr. Porter’s employment agreement was amended on February 3, 2011 to remove a provision that allowed him to trigger severance payments by providing the Company with six months’ notice. Mr. Gerlich’s employment agreement was amended on April 10, 2012 (effective as of January 1, 2012) to reflect the change in his target bonus amount used for purposes of determining his severance entitlement under his employment agreement. The agreements with Messrs. Porter and Gerlich set forth, among other things, annual compensation, and adjustments thereto, minimum bonus payments, fringe benefits, termination and severance provisions. The agreements renew annually; however, they may be terminated at any time with or without cause.
Mr. Porter’s employment agreement provides that he is entitled to a minimum annual bonus in an amount that may take the form of cash compensation, the award of stock or stock options, royalty rights or otherwise and that he shall receive an annual cash bonus equal to at least 20% of his annual base salary. The employment agreement further provides that such bonuses shall reflect not only the results of our operations and business, but also his contribution as President and CEO.
Mr. Gerlich’s employment agreement provides that the Compensation Committee may on a yearly basis, or more frequently, award Mr. Gerlich a discretionary bonus or bonuses based not only on the positive results of our operations and business, but Mr. Gerlich’s contribution as CFO. Such bonuses may take the form of cash compensation, the award of common shares or stock options, royalty rights or otherwise.
Mr. McCown was not party to an employment agreement during 2013 and is not currently party to an employment agreement with the Company. However, consistent with its general policies regarding the compensation of named executive officers, the Company anticipates entering into an employment agreement with Mr. McCown on terms similar to those provided to the Company’s other named executive officers.
Salary and Cash Bonus in Proportion to Total Compensation
The following table sets forth the percentage of each Named Executive Officer’s total compensation that we paid in the form of base salary and cash bonus (excluding long-term incentive cash awards) for the year 2013.

Base Salary and Cash Bonuses as a Percentage of Total Compensation

J. Russell Porter	50%
Michael A. Gerlich	48%
Michael McCown	59%

Outstanding Equity Awards at Fiscal Year-End for 2013
The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of December 31, 2013:

		Option Awards				PBU Awards		Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of PBUs That Have Not Vested(1)	Market Value of PBUs That Have Not Vested(1)	Number of Shares of Restricted Stock That Have Not Vested	Market Value of Shares of Restricted Stock That Have Note Vested (2)
J. Russell Porter (3)	4/5/2006	30,000	—	$20.51	4/5/2016	—	—	—	—
	7/14/2006	200,000	—	$11.60	7/14/2016	—	—	—	—
	3/19/2009	30,000	—	$2.60	3/19/2019	—	—	—	—
	1/30/2013	—	—	—	—	381,983	$5,317,203	—	—
	3/26/2010	—	—	—	—	—	—	31,250	$216,250
	3/15/2011	—	—	—	—	—	—	83,933	$580,816
	1/30/2012	—	—	—	—	—	—	168,919	$1,168,919
	1/30/2013	—	—	—	—	—	—	484,914	$3,355,605
Michael A. Gerlich (4)	1/16/2006	50,000	—	$21.60	1/16/2016	—	—	—	—
	4/5/2006	20,000	—	$20.51	4/5/2016	—	—	—	—
	7/14/2006	60,000	—	$11.60	7/14/2016	—	—	—	—
	3/19/2009	20,000	—	$2.60	3/19/2019	—	—	—	—
	1/30/2013	—	—	—	—	240,302	$3,345,004	—	—
	3/26/2010	—	—	—	—	—	—	21,875	$151,375
	3/15/2011	—	—	—	—	—	—	44,964	$311,151
	1/30/2012	—	—	—	—	—	—	84,659	$585,840
	1/30/2013	—	—	—	—	—	—	242,457	$1,677,802
Michael McCown (5)	1/30/2013	—	—	—	—	133,621	$1,860,004	—	—
	8/5/2010	—	—	—	—	—	—	5,000	$34,600
	3/15/2011	—	—	—	—	—	—	24,461	$169,270
	1/30/2012	—	—	—	—	—	—	58,559	$405,228
	1/30/2013	—	—	—	—	—	—	168,103	$1,163,273
 __________________

(1)	For purposes of this table, we assumed that the unvested PBUs will vest at the target of 100% with a fair value of $13.92 per unit on December 31, 2013.

(2)	The closing price of our common shares on December 31, 2013 was $6.92.

(3)
The 31,250 unvested restricted common shares granted to Mr. Porter on March 26, 2010 vest 100% on March 26, 2014. The 83,933 unvested restricted common shares granted to Mr. Porter on March 15, 2011 vest 50% on March 15, 2014 and 2015, respectively. The 168,919 unvested restricted shares granted to Mr. Porter on January 30, 2012 vest 50% on January 30, 2014 and 2015, respectively. The 484,914 unvested restricted shares granted to Mr. Porter on January 30, 2013 vest 33.3% on January 30, 2014, 2015 and 2016, respectively.

(4)
The 21,875 unvested restricted common shares granted to Mr. Gerlich on March 26, 2010 vest 100% on March 26, 2014. The 44,964 unvested restricted common shares granted to Mr. Gerlich on March 15, 2011 vest 50% on March 15, 2014 and 2015, respectively. The 84,659 unvested restricted shares granted to Mr. Gerlich on January 30, 2012 vest 50% on January 30, 2014 and 2015, respectively. The 242,457 unvested restricted common shares granted to Mr. Gerlich on January 30, 2013 vest 33.3% on January 30, 2014, 2015 and 2016, respectively.

(5)
The 5,000 unvested restricted common shares granted to Mr. McCown on August 5, 2010 vest 100% on August 5, 2014. The 24,461 unvested restricted common shares granted to Mr. McCown on March 15, 2011 vest 50% on March 15, 2014 and 2015, respectively. The 58,559 unvested restricted common shares granted to Mr. McCown on January 30, 2012 vest 50% on January 30, 2014 and 2015, respectively. The 168,103 unvested restricted common shares granted to Mr. McCown on January 30, 2013 vest 33.3% on January 30, 2014, 2015 and 2016, respectively.

Option Exercises and Stock Vested for 2013
During the year ended December 31, 2013, our Named Executive Officers exercised no stock options. The following restricted common shares vested to the benefit of our Named Executive Officers during 2013:

	Stock Awards
Name	Grant Date	Vesting Date	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
J. Russell Porter	3/19/2009	3/19/2013	3,750	$5,100
	9/4/2009	9/4/2013	41,250	$134,063
	3/26/2010	3/26/2013	31,250	$54,688
	3/15/2011	3/15/2013	41,966	$55,395
	1/30/2012	1/30/2013	84,459	$97,973
Michael A. Gerlich	3/19/2009	3/19/2013	2,500	$3,400
	9/4/2009	9/4/2013	25,000	$81,250
	3/26/2010	3/26/2013	21,875	$38,281
	3/15/2011	3/15/2013	22,482	$29,676
	1/30/2012	1/30/2013	42,230	$48,986
Michael McCown	8/5/2010	8/5/2013	5,000	$16,850
	3/15/2011	3/15/2013	12,231	$16,145
	1/30/2012	1/30/2013	29,279	$33,964
 __________________

(1)	Equals the closing stock price of our common shares on the day prior to the applicable vesting date multiplied by the number of restricted shares vesting on such date.

Potential Payments Upon Termination or Change of Control
The table below discloses the amount of compensation and/or other benefits due to the Named Executive Officers in the event of their termination of employment, including, but not limited to, in connection with a change in control.
The amounts shown for Messrs. Porter, Gerlich and McCown below assume that such termination was effective as of December 31, 2013, and thus include amounts earned through such date and are estimates of the amounts that would be paid to the Named Executive Officers upon their respective termination. The actual amounts to be paid can only be determined at the time the Named Executive Officer is terminated.
As described above, Mr. McCown was not party to an employment agreement during 2013 and is not currently party to an employment agreement with the Company. However, consistent with its general policies regarding the compensation of named executive officers, the Company anticipates entering into an employment agreement with Mr. McCown on terms similar to those provided to the Company’s other named executive officers.

Named Executive Officer and Post Termination Benefits	Termination for other than Reasonable Cause (1)	Constructive Termination and Termination in Connection with Change of Control (2)	Termination for Reasonable Cause (3)	Death (1)(4)	Disability (1)(4)
J. Russell Porter:
Salary	$2,250,000	$2,625,000	$—	$2,250,000	$2,250,000
Accrued Vacation	21,634	21,634	21,634	21,634	21,634
Paid health and medical	30,042	30,042	—	30,042	30,042
Parachute tax gross-up payment (5)	—	4,420,603	—	—	—
Equity compensation (6)	—	7,964,913	—	—	—
Total	$2,301,676	$15,062,192	$21,634	$2,301,676	$2,301,676
Michael A. Gerlich:
Salary	$1,200,000	$1,200,000	$—	$1,200,000	$1,200,000
Accrued Vacation	17,885	17,885	17,885	17,885	17,552
Paid health and medical	30,042	30,042	—	30,042	30,042
Parachute tax gross-up payment (5)	—	2,337,740	—	—	—
Equity compensation (6)	—	4,387,674	—	—	—
Total	$1,247,927	$7,973,341	$17,885	$1,247,927	$1,247,594
Michael McCown:
Salary	$—	$1,200,000	$—	$—	$—
Accrued Vacation	—	14,423	14,423	—	—
Paid health and medical	—	30,042	—	—	—
Parachute tax gross-up payment (5)	—	—	—	—	—
Equity compensation (6)	—	2,697,022	—	—	—
Total	$—	$3,941,487	$14,423	$—	$—
__________________

(1)
Per Mr. Porter’s employment agreement, if he is involuntarily terminated for any reason other than for Reasonable Cause (as defined below) and if proper notice is received, Mr. Porter will be entitled to a lump sum severance payment equal to the product of 4.5 multiplied by the highest annual base salary in effect at any time during the one year period preceding his termination. At December 31, 2013, Mr. Porter’s severance was calculated by multiplying $500,000 by 4.5. If Mr. Porter is considered a “specified employee” under Section 409A of the Code at the time of his termination, this payment will be delayed for a period of six months if necessary to avoid the additional excise tax under Section 409A of the Code. If Mr. Porter timely elects COBRA continuation coverage, he and his family will be entitled to continuation of health insurance at our expense, subject to the limitations imposed by law and our insurance plan, which is currently 18 months (the “COBRA Continuation Period”). As of December 31, 2013, the cost for health and medical coverage for Mr. Porter as an employee was $1,669 per month. Mr. Porter currently is entitled to 20 working days of vacation per year. He would receive a lump-sum cash payment of his unused vacation time of up to 10 days that are not used during each year employed. As of December 31, 2013, Mr. Porter had available 17.11 days of accrued but unused vacation pay. In addition, effective on Mr. Porter’s termination for any reason other than Mr. Porter elects to terminate his own employment, the unvested portion of all stock options held by Mr. Porter will immediately vest and be exercisable for a period of 90 days. All other terms and conditions of his stock options will remain unchanged, including provision that all stock options will terminate 90 days after Mr. Porter’s termination. As of December 31, 2013, Mr. Porter had no unvested stock options to acquire common shares and he had 30,000 vested stock options that were “in-the-money” that would be exercised upon his termination of employment. On December 31, 2013, he had 769,016 unvested restricted common shares, which would be canceled upon his termination. On December 31, 2013, Mr. Porter had 116,717 unvested PBUs that would vest upon termination and 265,266 unvested PBUs, which would be canceled upon his termination.

Per Mr. Gerlich’s employment agreement, if he is involuntarily terminated for any reason other than for Reasonable Cause (as defined below), he will be entitled to a lump sum severance payment equal to the product of 2.5 and the sum of (1) his highest annual base salary in effect at any time during the one year period preceding his termination (at December 31, 2013, this amount was $300,000) and (2) his target bonus amount of 60% of his base salary ($180,000). If Mr. Gerlich is considered a “specified employee” under Section 409A of the Code at the time of his termination, this payment will be delayed for a period of six months if necessary to avoid the additional excise tax under Section 409A of the Code. If Mr. Gerlich timely elects COBRA continuation coverage, he and his family will be entitled to continuation of health insurance at our expense, during the COBRA Continuation Period. If Mr. Gerlich dies during the COBRA Continuation Period, his family will be entitled to continuation of health insurance at our expense, subject to the limitations imposed by law and our insurance plan. At December 31, 2013 the maximum cost over the 18-month period was $1,669 per month. In addition, Mr. Gerlich will receive a lump-sum cash payment of his unused vacation time of up to 10 days per each year employed, up to a maximum of 15 days. As of December 31, 2013, Mr. Gerlich had 13.78 days of available accrued but unused vacation pay. Per Mr. Gerlich’s stock option agreements, he will have 90 days after termination to exercise all vested options. As of December 31, 2013, Mr. Gerlich did not have any unvested options and had 20,000 vested options that were “in-the-money” that would be exercised upon his termination of employment. Additionally, on December 31, 2013, he had 393,755 unvested restricted common shares, which would be canceled upon his termination. On December 31, 2013, Mr. Gerlich had 73,426 unvested PBUs that would vest upon termination and 166,876 unvested PBUs, which would be canceled upon his termination.

On December 31, 2013, Mr. McCown had 256,122 unvested restricted common shares, which would be canceled upon his termination. On December 31, 2013, Mr. McCown had 40,829 unvested PBUs that would vest upon termination and 92,792 unvested PBUs, which would be canceled upon his termination.

(2)
The Severance Plan provides that if an employee incurs an involuntary termination within a two-year period following a change of control, covered employees, including Named Executive Officers, will receive a lump-sum cash payment equal to the applicable severance period times the sum of the covered employee’s annual pay and target bonus, contingent on the employee executing a full release and settlement agreement. Mr. Porter’s severance period is 3 years, and his annual salary and 75% target bonus at December 31, 2013 were $500,000 and $375,000, respectively. Mr. Gerlich’s severance period is 2.5 years, and his annual salary and 60% target bonus at December 31, 2013 were $300,000 and $180,000, respectively. Mr. McCown’s severance period is 2.5 years, and his annual salary and 60% target bonus at December 31, 2013 were $300,000 and $180,000, respectively. The Employee Severance Plan provides that if there is a change of control, covered employees, including Named Executive Officers, will be eligible to receive reimbursement of COBRA costs. Other termination or severance compensation is determined by the individual Named Executive Officer’s employment agreement. The employment agreements we have with both Messrs. Porter and Gerlich provide that the amounts received as severance under their employment agreements will offset any benefits provided by the Severance Plan; because each of the executives would receive the same amount of severance under their employment agreements as under the Severance Plan as of December 31, 2013 the only additional cash benefit provided under the Severance Plan is the gross-up payment for taxes. Additionally, the award agreements for the Named Executive Officers restricted stock, PBUs and stock option agreements provide for the acceleration of vesting upon a change of control, thus the amounts in the table above reflect the acceleration of the outstanding restricted stock and PBUs awards each Named Executive Officer held as of December 31, 2013. As of December 31, 2013, no stock option awards were unvested so no value has been included in the table above with respect to the accelerated vesting of stock options.

(3)
Per their respective employment agreements, we are not obligated to pay any amounts to Messrs. Mr. Porter or Gerlich other than accrued and unused vacation days and their pro-rata base salary through the date of his termination of employment, as a result of a termination for Reasonable Cause (as defined below). Only the stock options held by each executive that were already vested as of December 31, 2013, would remain eligible for exercise following his termination of employment.

(4)
Per their respective employment agreements, if Messrs. Porter’s or Gerlich’s employment terminates due to death, his eligible beneficiary will be entitled to receive his severance payment as described in Footnote 1 above. If Messrs. Porter’s or Gerlich’s employment terminates due to Disability (as defined below), he shall be entitled to receive a severance payment in the form and amount as determined in Footnote 1 above.

(5)
Our Severance Plan provides that if the Named Executive Officer receives a payment or benefit that is subject to the “golden parachute” excise tax, the Named Executive Officers will receive an additional payment under the severance plan to make him or her “whole” for that excise tax and any taxes on the additional parachute tax gross-up payment (the “gross-up payment”). If the total payments provided to an individual that were contingent on a change in control exceed three times an individual’s “base amount,” that individual is considered to be receiving a “parachute payment.” If the individual is considered to have received a “parachute payment,” then a tax will be imposed on any “excess parachute payment” amount, which is the amount in excess of one times the individual’s “base amount.” To determine Messrs. Porter’s and Gerlich’s amount of the gross-up payment, Messrs. Porter’s and Gerlich’s “base amount” was calculated using the five-year average of his compensation for the years 2008-2012. In making the calculation, the following assumptions were used: (a) the change of control occurred on December 31, 2013, (b) the closing price of our stock was $6.92 on such date, (c) the excise tax rate under Section 4999 of the Code is 20%, the federal income tax rate is 35%, the Medicare rate is 1.45%, the adjustment to reflect the phase-out of itemized deductions is 1.05%, and there is no state or local income taxes, (d) no amounts will be discounted as attributable to reasonable compensation, (e) all cash severance payments are contingent upon a change of control, (f) the presumption required under applicable regulations that the equity awards granted were contingent upon a change of control could be rebutted. To determine Mr. McCown’s amount of the gross-up payment, which calculated to $0, Mr. McCown’s “base amount” was calculated using 2013 compensation. In making the calculation, the following assumptions were used: (a) the change of control occurred on December 31, 2013, (b) the closing price of our stock was $6.92 on such date, (c) the excise tax rate under Section 4999 of the Code is 20%, the federal income tax rate is 35%, the Medicare rate is 1.45%, the adjustment to reflect the phase-out of itemized deductions is 1.05%, and 6% state or local income taxes, (d) no amounts will be discounted as attributable to reasonable compensation, (e) all cash severance payments are contingent upon a change of control, (f) the presumption required under applicable regulations that the equity awards granted were contingent upon a change of control could be rebutted.

(6)
The award agreements for the Named Executive Officers restricted stock, PBUs and stock options agreements provide for the acceleration of vesting upon a change of control, thus the amounts in the table above reflect the acceleration of the outstanding PBUs and restricted stock awards each Named Executive Officer held as of December 31, 2013. As of December 31, 2013, no stock option awards were unvested so no value has been included in the table above with respect to the accelerated vesting of stock options. The amount shown is the product of the number of restricted shares and PBUs held by the Named Executive Officer times the closing price of our common shares on December 31, 2013 or $6.92 per common share.

The employment agreements of Messrs. Porter and Gerlich generally use the following terms:
“Reasonable Cause” means any of the following (a) an act or omission that amounts to dishonesty, disloyalty, fraud, deceit, gross negligence, willful misconduct or recklessness, including the willful violation of any of our policies or procedures; (b) a felony conviction; (c) a breach of any material term of the employment agreement; (d) the refusal to perform any services that the Named Executive Officer is required to perform under the employment agreement; or (e) with respect to Mr. Porter’s agreement only, an act that is determined by the vote of two-thirds of the shareholders to constitute “Reasonable Cause” or to be detrimental to our best interests.
“Disability” means the inability to perform the functions essential to the Named Executive Officer’s position with or without accommodation during a continuous 12 month period, due to physical or mental illness of the Named Executive Officer. The date of disability is the last day of the 12-month period. Successive periods of illness or injury that are due to the same or related causes are considered one period of disability unless the Named Executive Officer returns to work full-time for three successive months.
Under Mr. Gerlich’s employment agreement, a “change of control” occurs as a result of a sale of all or substantially all of our assets, purchase of over 50% of our stock, or through merger, consolidation, corporate restructuring or otherwise.
The Severance Plan generally uses the following terms:
“Change of Control” means (1) the consummation of a merger, consolidation, reorganization or other transaction whereby our shareholders retain less than 50% control, directly or indirectly, of us or the surviving company, (2) our incumbent directors cease to constitute a majority of the Board or (3) a sale or other disposition of all or substantially all of our assets, or (4) the Board’s adoption of a plan of dissolution or liquidation for us.
“Involuntary Termination” means any termination of employment that occurs within two years following a Change of Control and which (1) is by us other than for cause (but excluding a termination due to the employee’s failure to accept comparable employment), or (2) is by the employee for Good Reason. An “Involuntary Termination” does not include: (a) a termination of the employee by us for cause, (b) a termination of the employee due to his death or disability, (c) a voluntary resignation by the employee other than for Good Reason, or (d) any termination of the employee by the employer as a result of the employee declining to accept an offer of comparable employment with a successor employer.
“Good Reason” means the occurrence of any of the following events after a Change of Control: (1) relocating the covered employee’s place of employment without his consent to a place that would constitute a material change in his place of employment 2) reducing the covered employee’s annual base salary or (3) a substantial reduction in the covered employee’s position or responsibilities. In certain circumstances, the occurrence of one of these events within six months prior to the Change of Control may be Good Reason.
The Severance Plan provides that if any payment made, or benefit provided, to or on behalf of a covered employee pursuant to the plan or otherwise (“Payments”) results in a covered employee being subject to the excise tax imposed by Section 4999 of the Code (or any successor or similar provision) (“Excise Tax”), we shall, as soon as administratively practicable, pay such covered employee an additional amount in cash (the “Additional Payment”) such that after payment by the covered employee of all taxes, including, without limitation, any taxes imposed on the Additional Payment, such Covered Employee retains an amount of the Additional Payment equal to the Excise Tax imposed on the Payments. Such determinations shall be made by our independent certified public accounting firm.
Mr. Porter’s employment agreement contains a confidentiality provision applicable both during the term of his employment and following his termination of employment. Pursuant to the confidentiality provision, Mr. Porter agrees to hold in confidence and not disclose any confidential information about our business, except as required in the ordinary course of performing his employment duties with us. A breach of this confidentiality provision could result in a Reasonable Cause termination. Mr. Porter’s employment agreement further provides that, for a period of two years after his termination of employment with us for a reason other than Reasonable Cause (six months if terminated for Reasonable Cause). Mr. Porter shall not compete with us directly or indirectly.
Mr. Gerlich’s employment agreement provides that, unless specifically pre-approved by the CEO in writing, which approval may not be unreasonably withheld, Mr. Gerlich will not directly compete (as defined in the employment agreement) with us for a period of two years following his termination of employment.
Risk Assessment
The Compensation Committee uses the structural elements set forth in this proxy to establish compensation that will provide sufficient incentives for Named Executive Officers to drive results while avoiding unnecessary or excessive risk taking that could harm the long-term value of the Company. During 2013, the Compensation Committee reviewed the Company’s assessment of risk created by the Company’s compensation policies and practices, which was conducted with guidance from the independent compensation consultant. The Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

DIRECTORS’ COMPENSATION
For the year ended December 31, 2013, non-employee directors received the following fees:

•	$2,917 per month, paid semi-annually;

•	An aggregate of $15,000 per year for the Chairman of the Board;

•	An aggregate of $10,000 for the Chairman of the Audit Committee;

•	An aggregate of $7,500 per year for both the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee; and

•	$1,000 for each meeting of the Board attended in person and $500 for each meeting attended telephonically. No additional fees are paid for attendance at committee meetings.
We also grant to our non-employee directors restricted common shares under our stock-based compensation plan in addition to their specified cash compensation to be paid as directors. These grants are, in part, to compensate our directors for the strict regulatory role in which they have to operate and to provide them with incentives to remain as a director by offering them a long-term stake in our potential future value.
The following table shows certain information about non-employee director compensation for the year ended December 31, 2013:

Director	Fees Earned or Paid in Cash (1)	Common Shares (2)	Total
John H. Cassels	$62,000	$132,590	$194,590
Randolph C. Coley	$62,000	$132,590	$194,590
Robert D. Penner	$64,500	$132,590	$197,090
John M. Selser	$89,500	$190,180	$279,680
 __________________

(1)	Includes a special payment for additional responsibilities and duties during 2013.

(2)
Amounts reflect the grant date fair value of restricted common stock grants awarded to each of our outside directors during the year ended December 31, 2013, calculated in accordance with ASC 718 prior to a deduction for estimated forfeitures related to service-based vesting conditions.

The following table sets forth information about outstanding equity awards held by our Directors as of December 31, 2013:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Restricted Stock That Have Not Vested	Market Value of Shares of Restricted Stock That Have Not Vested (1)
John H. Cassels (2)	3/15/2011	—	—	—	—	8,992	$62,225
	1/30/2012	—	—	—	—	16,892	$116,893
	1/30/2013	—	—	—	—	64,655	$447,413
	11/11/2013	—	—	—	—	13,000	$89,960
Randolph C. Coley (3)	1/14/2010	30,000	10,000	$4.27	1/14/2020	—	—
	3/26/2010	—	—	—	—	3,750	$25,950
	3/15/2011	—	—	—	—	8,992	$62,225
	1/30/2012	—	—	—	—	16,892	$116,893
	1/30/2013	—	—	—	—	64,655	$447,413
	11/11/2013	—	—	—	—	13,000	$89,960
Robert D. Penner (4)	7/9/2007	40,000	—	$10.95	7/9/2017	—	—
	3/19/2009	15,000	—	$2.60	3/19/2019	—	—
	3/26/2010	—	—	—	—	3,750	$25,950
	3/15/2011	—	—	—	—	8,992	$62,225
	1/30/2012	—	—	—	—	16,892	$116,893
	1/30/2013	—	—	—	—	64,655	$447,413
	11/11/2013	—	—	—	—	13,000	$89,960
John M. Selser Sr. (5)	3/30/2007	40,000	—	$10.85	3/30/2017	—	—
	7/3/2007	20,000	—	$11.00	7/3/2017	—	—
	3/19/2009	15,000	—	$2.60	3/19/2019	—	—
	3/26/2010	—	—	—	—	3,750	$25,950
	3/15/2011	—	—	—	—	8,992	$62,225
	1/30/2012	—	—	—	—	16,892	$116,893
	1/30/2013	—	—	—	—	64,655	$447,413
	11/11/2013	—	—	—	—	26,000	$179,920
__________________

(1)	The closing price of our common shares on December 31, 2013 was $6.92.

(2)
The 8,992 unvested restricted common shares granted to Mr. Cassels on March 15, 2011 vest 50.0% on March 15, 2014 and 2015, respectively. The 16,892 unvested restricted shares granted to Mr. Cassels on January 30, 2012 vest 50.0% on January 30, 2014 and 2015, respectively. The 64,655 unvested restricted common shares granted to Mr. Cassels on January 30, 2013 vest 33.3% on January 30, 2014, 2015 and 2016, respectively. The 13,000 unvested restricted common shares granted to Mr. Cassels on November 11, 2013 vest 33.3% on November 11, 2014, 2015 and 2016, respectively.

(3)
The 10,000 unvested stock options granted to Mr. Coley on January 14, 2010 vest 100.0% on January 14, 2014. The 3,750 unvested restricted common shares granted to Mr. Coley on March 26, 2010 vest 100.0% on March 26, 2014. The 8,992 unvested restricted common shares granted to Mr. Coley on March 15, 2011 vest 50.0% on March 15, 2014 and 2015, respectively. The 16,892 unvested restricted common shares granted to Mr. Coley on January 30, 2012 vest 50.0% on January 30, 2014 and 2015, respectively. The 64,655 unvested restricted common shares granted to Mr.

Coley on January 30, 2013 vest 33.3% on January 30, 2014, 2015 and 2016, respectively. The 13,000 unvested restricted common shares granted to Mr. Coley on November 11, 2013 vest 33.3% on November 11, 2014, 2015 and 2016, respectively.

(4)
The 3,750 unvested restricted common shares granted to Mr. Penner on March 26, 2010 vest 100.0% on March 26, 2014. The 8,992 unvested restricted common shares granted to Mr. Penner on March 15, 2011 vest 50.0% on March 15, 2014 and 2015, respectively. The 16,892 unvested restricted common shares granted to Mr. Penner on January 30, 2012 vest 50.0% on January 30, 2014 and 2015, respectively. The 64,655 unvested restricted common shares granted to Mr. Penner on January 30, 2013 vest 33.3% on January 30, 2014, 2015 and 2016, respectively. The 13,000 unvested restricted common shares granted to Mr. Penner on November 11, 2013 vest 33.3% on November 11, 2014, 2015 and 2016, respectively.

(5)
The 3,750 unvested restricted common shares granted to Mr. Selser on March 26, 2010 vest 100.0% on March 26, 2014. The 8,992 unvested restricted common shares granted to Mr. Selser on March 15, 2011 vest 50.0% on March 15, 2014 and 2015, respectively. The 16,892 unvested restricted common shares granted to Mr. Selser on January 30, 2012 vest 50.0% on January 30, 2014 and 2015, respectively. The 64,655 unvested restricted common shares granted to Mr. Selser on January 30, 2013 vest 33.3% on January 30, 2014, 2015 and 2016, respectively. The 26,000 unvested restricted common shares granted to Mr. Selser on November 11, 2013 vest 33.3% on November 11, 2014, 2015 and 2016, respectively.

For the year ending December 31, 2014, non-employee directors are expected to receive the fees listed below. The annual retainer fees are to be paid semi-annually in arrears including meeting fees for the prior quarters.

Annual director retainer	$45,000
Chairman of Board annual retainer	$25,000
Chairman of Audit Committee annual retainer	$15,000
Chairman of Compensation Committee annual retainer	$9,000
Chairman of Nominating and Corporate Governance Committee annual retainer	$7,500
In-person meeting attendance fees	$1,550
Fees for in-person committee meetings	$1,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information about the beneficial ownership of common stock and preferred stock by:

•	Each of our directors;

•	Each of our named executive officers, as listed in the Summary Compensation Table, set forth under “Executive Compensation”;

•	All of our executive officers and directors as a group; and

•	Each person known to us to be the beneficial owner of more than 5% of our outstanding common shares.
The table below is based upon information supplied by executive officers, directors, principal stockholders and from documents filed with the SEC. Applicable percentages are based on 61,818,331 shares of common stock, 4,035,263 shares of Series A Preferred Stock and 2,140,000 shares of Series B Preferred Stock outstanding on April 30, 2014. To the knowledge of our directors and executive officers, as of April 30, 2014, no person, firm or corporation owns, directly or indirectly, or exercises control or direction over voting securities carrying more than 5% of the voting rights attached to any class of our voting securities, except as indicated below. Unless otherwise stated and subject to community property laws where applicable, management believes that all persons named in the following table have sole voting and investment power over all shares of common and preferred stock reported as beneficially owned by them.

	Common Stock Beneficially Owned		Series A Preferred Stock Beneficially Owned		Series B Preferred Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percent of Shares Outstanding	Number of Shares	Percent of Shares Outstanding	Number of Shares	Percent of Shares Outstanding
Our greater than 5% shareholders:
Global Undervalued Securities Master Fund, L.P.(1)	4,505,997	7.3%	2,000	*	—	—%
301 Commerce Street, Suite 1900
Fort Worth, Texas 76109
Our non-employee directors (2):
John H. Cassels (3)	127,624	*	—	—%	—	—%
Randolph C. Coley (4)	176,483	*	—	—%	—	—%
Robert D. Penner (5)	230,123	*	—	—%	—	—%
John M. Selser Sr. (6)	273,887	*	16,032	*	4,500	*
Our executive officers (2):
J. Russell Porter, President and Chief Executive Officer (7)	2,326,987	3.8%	20,152	*	2,000	*
Michael A. Gerlich, Senior Vice President and Chief Financial Officer (8)	1,139,179	1.8%	1,725	*	—	—%
Michael McCown, Senior Vice President and Chief Operating Officer (9)	511,147	*	11,655	*	—	—%
Our directors and executive officers, as a group (6 persons)	4,785,430	7.7%	49,564	1.2%	6,500	*
__________________
* Less than 1%.

(1)
Based solely upon Amendment No. 2 to Schedule 13D filed with the SEC by the Global Undervalued Securities Master Fund, L.P. (the “Master Fund”), Kleinheinz Capital Partners, Inc. (“Kleinheinz Inc.”), John B. Kleinheinz (together with the Master Fund and Kleinheinz Inc., the “Kleinheinz Parties”) and Fred N. Reynolds on March 14, 2014. The shares included in the table are subject to the voting restrictions provided in the Settlement Agreement described above in “Information About our Committees of the Board-Nominating & Governance Committee” and consist of (i) 4,465,997 shares of common stock owned by the Master Fund, whose general partner is Kleinheinz Inc., and (ii) 40,000 shares owned by Fred N. Reynolds, who entered into a Joint Filing Agreement with the Kleinheinz Parties on December 22, 2013 that provides, among other things, that Mr. Reynolds and the Kleinheinz Parties will coordinate their actions with respect to the purchase of Gastar common stock and coordinate their actions with respect to any discussions with the Company regarding certain matters. As a result of the relationship described above, Kleinheinz Inc. may be deemed to share beneficial ownership of the shares held by the Master Fund. As sole owner of the Master Fund and Kleinheinz Inc., Mr. Kleinheinz may be deemed to share beneficial ownership of the shares held by the Master Fund. Each of Mr. Kleinheinz and Kleinheinz Inc. disclaim beneficial ownership over the common stock owned by the Master Fund. Each of the Kleinheinz Parties disclaim beneficial ownership over the common stock owned by Mr. Reynolds. Mr. Reynolds disclaims beneficial ownership over the common stock owned by the Master Fund. Each of the Kleinheinz Parties has a contact address of 301 Commerce Street, Suite 1900, Fort Worth, Texas 76102. Mr. Reynolds has a contact address of 420 Throckmorton, Suite 750, Fort Worth, Texas 76102.

(2)
The contact address for our directors and executive officers is 1331 Lamar Street, Suite 650, Houston, Texas 77010. Individuals holding unvested restricted common shares have the right to vote those common shares.

(3)	As of April 30, 2014, Mr. Cassels owned 41,337 common shares directly and beneficially held 86,287 unvested restricted common shares.

(4)
As of April 30, 2014, Mr. Coley owned 50,196 common shares directly, beneficially held 86,287 unvested restricted common shares, and held stock options to purchase 40,000 common shares, all of which currently are vested and exercisable as of April 30, 2014 regardless of trading price.

(5)
As of April 30, 2014, Mr. Penner owned 88,837 common shares directly, beneficially held 86,286 unvested restricted common shares, and held stock options to purchase 55,000 common shares, all of which currently are vested and exercisable as of April 30, 2014 regardless of trading price.

(6)
As of April 30, 2014, Mr. Selser owned 99,601 common shares directly, beneficially held 99,286 unvested restricted common shares, and held stock options to purchase 75,000 common shares, all of which currently are vested and exercisable as of April 30, 2014 regardless of trading price. Additionally, as of April 30, 2014, Mr. Selser directly owned 16,032 shares of Gastar USA 8.625% Series A Cumulative Preferred Stock and 4,500 shares of Gastar USA 10.75% Series B Cumulative Preferred Stock.

(7)
As of April 30, 2014, Mr. Porter owned 1,129,871 common shares directly, beneficially held 566,082 unvested restricted common shares, held stock options to purchase 260,000 common shares, all of which currently are vested and exercisable as of April 30, 2014 regardless of trading price and held 371,034 unvested PBUs. Additionally, as of April 30, 2014, Mr. Porter directly owned 20,152 shares of Gastar USA 8.625% Series A Cumulative Preferred Stock and 2,000 shares of Gastar USA 10.75% Series B Cumulative Preferred Stock.

(8)
As of April 30, 2014, Mr. Gerlich owned 497,456 common shares directly, beneficially held 278,936 unvested restricted common shares, held stock options to purchase 150,000 common shares, all of which currently are vested and exercisable as of April 30, 2014 regardless of trading price and held 212,787 unvested PBUs. Additionally, as of April 30, 2014, Mr. Gerlich directly owned 1,725 shares of Gastar USA 8.625% Series A Cumulative Preferred Stock.

(9)
As of April 30, 2014, Mr. McCown owned 177,282 common shares directly, beneficially held 201,682 unvested restricted common shares and held 132,183 unvested PBUs. Additionally, as of April 30, 2014, Mr. McCown directly owned 11,655 shares of Gastar USA 8.625% Series A Cumulative Preferred Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Effective April 11, 2011, our Board adopted a formal written related party policy. These written policies and procedures for review, approval or ratification of related party transactions fall within the responsibilities of the Audit Committee. The Audit Committee reviews and approves all related party transactions. In the course of its review, the Audit Committee considers the nature of the transactions and the costs to be incurred by us or payments to us; an analysis of the costs and benefits associated with the transaction and a comparison of comparable or alternative goods or services that are available to us from unrelated parties; the business advantage we would gain by engaging in the transaction; and an analysis of the significance of the transaction to us and to the related party. As a matter of course, any Audit Committee member that cannot be viewed as independent with respect to the transaction at issue will withhold his vote and declare his interest in the transaction. A vote of a majority of the remaining members is required to approve a related party transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our Section 16 officers and directors and persons who own more than 10% of our common shares to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file.
To our knowledge, based on our review of the copies of such reports and written representations that no other reports were required, we believe that all such filing requirements were complied with during the fiscal year ended December 31, 2013; except a Form 4 filing for Mr. Cassels made on February 12, 2013, which was 13 days late in reporting a restricted share grant due to an administrative oversight, and a Form 4 filing for Mr. Penner made on February 12, 2013, which was 13 days late in reporting a restricted share grant due to an administrative oversight.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
During the year ended December 31, 2013, Messrs. Cassels, Coley and Selser each served as members of the Compensation Committee during all of the year. None of these directors is or has ever served as one of our officers or employees. None of our executive officers serves or has served as a director or member of a board of directors or compensation committee (or committee performing similar functions) of any other entity, one or more of whose executive officers serve on the Board or Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information regarding securities authorized for issuance under our equity compensation plan as of December 31, 2013:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders - stock options	874,100	$11.68	2,610,572
Equity compensation plans approved by security holders - PBUs (1)	1,065,734	n/a	1,544,838
Equity compensation plans not approved by security holders	—	—	—
Total	1,939,834	$11.68	1,544,838
__________________

(1)	Number of shares shown with respect to performance-based units reflects the number of shares issuable upon settlement at 100% of target performance.

BOARD’S ROLE IN OVERSIGHT OF RISK MANAGEMENT
Risk is inherent in business, and it is the responsibility of the senior management to develop and implement the Company’s short and long-term objectives and to identify, evaluate, manage and mitigate the risks inherent in seeking to achieve those objectives. The Board is actively involved in oversight of risks that could affect us and works with management to ensure that it has in place processes for dealing appropriately with risk.
Board oversight is conducted in part through its committees. In particular, the Audit Committee is charged with oversight of our risks relating to finance, legal, regulatory and accounting compliance and is updated at least quarterly on our compliance with internal controls. The Board satisfies its oversight responsibility through full reports by each committee chairman regarding the committee’s considerations and actions, as well as through reports from officers responsible for oversight of our particular risks. In addition, we have internal audit systems in place to review adherence to established policies and procedures. The Nominating & Governance Committee receives updates and advice from management and outside advisors regarding the Company’s procedures for complying with corporate governance regulations, as well as with respect to the Company’s governance structure and protections. This Committee also reviews the Company’s Corporate Governance Guidelines at least annually to further the Company’s goal of providing effective governance. The Compensation Committee receives updates and advice on the ongoing advisability of the Company’s compensation practices from both management and its independent consultant. The Reserves Review Committee monitors the integrity of our reserve estimates and related disclosures. Each of the Board’s committees reports regularly to the Board on risk-related matters within its responsibilities.

INDEPENDENT ACCOUNTANTS, FEES AND POLICIES
The Board has determined, upon the recommendation and approval of the Audit Committee, to appoint BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014.
Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and available to respond to appropriate questions. They will also have the opportunity to make a statement if they desire to do so.
Summary of Audit Fees
Aggregate fees billed for professional services rendered to us by BDO USA, LLP, our principal independent registered public accounting firm, for the years ended December 31, 2013 and 2012 were:

	For the Years Ended December 31,
	2013	2012
	(in thousands)
Audit fees	$609	$334
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$609	$334

The audit fees for the years ended December 31, 2013 and 2012 were primarily for professional services rendered in connection with the audit of our consolidated financial statements; fees related to our compliance with the Sarbanes-Oxley Act of 2002; and services rendered in connection with quarterly reviews of financial statements and various documents filed with various governmental agencies. Audit fees for 2013 include approximately $273,000 of audit services related to registration statement, financing and acquisition activities.
Audit Committee Pre-Approval Policies and Procedures
Pursuant to the pre-approval process, the Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm prior to its engagement with respect to such services.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING

Proposal 1.	Election of the Board
As of the Record Date, the Board consists of five (5) directors. The term of each director currently serving on the Board will expire on the date of the Annual Meeting. Based upon the recommendation of the Nominating & Governance Committee, Messrs. Porter, Cassels, Coley, Penner and Selser have been nominated for election to the Board at the Annual Meeting.
If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board’s size may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable. Once elected, our directors hold office until our next annual meeting of stockholders, until successors are elected and qualified or until their earlier resignation of removal.
As discussed in more detail under the heading “Corporate Governance” on page 7 of this Proxy Statement, in evaluating individual directors, the Board and the Nominating & Governance Committee consider the particular experiences, qualifications, attributes and skills of that person to determine whether he should serve as one of our directors, as well as the composition of the Board as a whole. The biographies of each of the nominees below contain information as of April 1, 2014 regarding the person’s service as our director, business experience, other director positions held currently or at any time during the last five years and information regarding involvement in certain legal or administrative proceedings over the past 10 years, if applicable. The biographies also highlight the particular experiences, qualifications, attributes or skills that caused the Nominating & Governance Committee and the Board to conclude that the person should serve as a director of the Company.
J. Russell Porter, 52, has been a member of the Board and has served as our President and Chief Executive Officer since February 2004. From August 2006 until January 2010, he also served as Chairman of the Board. From September 2000 to February 2004, he served as our Chief Operating Officer. Mr. Porter has an energy focused background, with approximately 22 years of natural gas and oil exploration and production experience and five years of banking and investment experience specializing in the energy sector. From April 1994 to September 2000, Mr. Porter served as an Executive Vice President of Forcenergy, Inc., a publicly-traded exploration and production company, where he was responsible for the acquisition and financing of the majority of its assets across the United States and Australia. He currently is a director of Caza Oil & Gas, Inc., a publicly-traded exploration and development company listed on the Toronto Stock Exchange and the London AIM exchange. He has held no other directorship positions in publicly-traded companies during the last five years. Mr. Porter holds a Bachelor of Science degree in Petroleum Land Management from Louisiana State University and a MBA from the Kenan-Flagler School of Business at the University of North Carolina at Chapel Hill. Mr. Porter was chosen as a director nominee because he is our Chief Executive Officer and has proven management skills. He has extensive knowledge of the natural gas and oil industry and experience in managing natural gas and oil assets as well as relationships with chief executives and other senior management of natural gas and oil companies and oilfield service companies throughout the United States. Mr. Porter actively participates in all facets of our business and has a significant influence on both its business strategy and daily operations. Mr. Porter resides in Houston, Texas, USA.
John H. Cassels, 66, was elected to the Board effective March 8, 2011. Mr. Cassels is a Chartered Accountant with 37 years of direct experience in the Canadian oil and natural gas industry, having been a senior officer and director of ten junior oil and natural gas companies. On July 1, 2011, he was appointed to the position of Vice President, Chief Financial Officer and Secretary of Cascade Resources Inc., a private junior oil and gas exploration company based in Calgary, Alberta. On December 15, 2011, Cascade Resources Inc. was amalgamated with Northern Spirit Resources Inc., a publicly traded oil and natural gas company listed on the Toronto Stock Exchange. Prior to that appointment, he served as a partner and Chief Financial Officer of Purdy Partners Inc., a private equity/merchant bank in Calgary, Alberta, a position he held from December 2009 to July 2011. From September 2008 until November 2009, Mr. Cassels was a financial consultant to a Canadian oil and gas exploration company operating in both Argentina and Canada. From 2007 through September 2008, he served as a Director of World Cup Operations/Alpine Canada, which organized Alpine test events for the 2010 Olympic Winter Games in Vancouver. From 2003 through 2007, he was a founding shareholder, Chief Executive Officer and director of Highview Resources, a publicly-traded company that built a significant inventory of oil and natural gas prospects in Alberta and Saskatchewan. Mr. Cassels holds a Bachelor of Arts degree from Bishop’s University in Sherbrooke, Québec. Mr. Cassels resides in Calgary, Alberta, Canada. Mr. Cassels was chosen as a director because of his valuable financial expertise and extensive knowledge of the oil and gas industry. His business and management expertise from his position as an executive officer and director of many companies also provides the Board with important perspectives on key corporate governance matters.
Randolph C. Coley, 67, was appointed to the Board in January 2010. Mr. Coley is currently retired and has been since the end of 2008. From 1999 until his retirement at the end of 2008, Mr. Coley was a partner in the Houston, Texas office of the law firm of King & Spalding LLP, where his practice was concentrated in the areas of corporate and securities law. Previously, he served as Executive Managing Director and Head of Investment Banking for Morgan Keegan & Company, Inc. and was a partner in King & Spalding LLP’s Atlanta office. He is a director of Deltic Timber Corporation, a publicly-traded natural resources company engaged primarily in the growing and harvesting of timber and the manufacture and marketing of lumber, a position he has held since 2007. Additionally, he is a member of the audit and the nominating and corporate governance committees of that organization. He is also a director of Trade Street Residential, Inc. (“Trade Street”), a real estate investment trust that develops and owns residential apartments. Mr. Coley is a member of the audit committee and chairs the nominating and corporate governance committee of Trade Street. He has held no other directorship positions in publicly-traded companies during the last five years. Mr. Coley earned his undergraduate degree from Vanderbilt University and graduated with a law degree from Vanderbilt School of Law. Mr. Coley resides in Atlanta, Georgia, USA. Mr. Coley was chosen as a director nominee because of his extensive business and legal background and his keen understanding of various corporate governance matters that he has attained through his representation of and service on other public company boards.
Robert D. Penner, 70, became a member of the Board effective July 2007. Mr. Penner currently is and has been an independent consultant since 2004, when he retired from his position as a senior partner with KPMG, after a career of advising public and private clients on tax and accounting matters for almost 41 years. He currently serves on the board of directors for Equana Technologies Inc. (formerly Sustainable Energy Technologies Ltd.), a manufacturer and seller of electronic components for grid-connected solar power systems as well as Corridor Resources Ltd., and Terra Energy Corp., each involved in the exploration, development and production of natural gas and oil. On April 20, 2010, Mr. Penner resigned from the board of directors of Altima Resources Ltd. (successor company to Unbridled Energy Corporation). Mr. Penner served as a director of Storm Cat Energy Corporation (“Storm Cat”), a position he held from January 2005 through September 2011. In November 2008, the U.S. subsidiaries of Storm Cat filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code, and Storm Cat was subsequently delisted from the Toronto Stock Exchange and the NYSE Amex LLC, which delisting remain in effect as of the date hereof. He additionally serves on the board of directors or as executor/trustee for several private companies and family trusts. Mr. Penner received his Chartered Accountant designation in 1971 in Manitoba and 1977 in Alberta. He has held no other directorship positions in publicly-traded companies during the last five years. Mr. Penner is currently the audit committee chairman for each of the public companies of which he is a director and serves on the compensation and governance committees of Terra Energy Corp. and Corridor Resources Inc. Mr. Penner resides in Calgary, Alberta, Canada. Mr. Penner was chosen as a director nominee because of his keen understanding of finance, accounting and various corporate governance matters that he has attained through his career with KPMG and service on other public company boards.
John M. Selser Sr., 55, became a member of the Board effective March 30, 2007 and effective January 4, 2013, was appointed Chairman of the Board. Currently, Mr. Selser is portfolio manager of Tightline Capital LLC, an equity hedge fund and also serves on the board of directors of Our Lady of the Lake Hospital in Baton Rouge and the investment committee of the Franciscan Ministries of Our Lady, the parent corporation of Our Lady of the Lake. From 2010 to 2012, Mr. Selser was a managing director of energy research at IBERIA Capital Partners LLC, a subsidiary of IBERIA Bank Corporation. Also in 2010, he was an instructor of finance at Louisiana State University. From 2003 to 2009, he was a partner at Maple Leaf Partners, a long short equity hedge fund. From 1992 to 2003, he was an energy equity analyst for several sell-side firms including Lehman Brothers, Howard Weil and Johnson Rice. From 1984 to 1992, Mr. Selser was a petroleum engineer for Chevron and Mobil in various domestic drilling, production and reservoir engineering assignments. He has held no directorship positions in publicly-traded companies during the last five years other than that of Gastar. Mr. Selser holds a Bachelor of Science in both Civil Engineering and Petroleum Engineering from Louisiana State University, Baton Rouge, Louisiana and a Masters of Business Administration from Tulane University, New Orleans, Louisiana. Mr. Selser was chosen as a director because of his significant finance experience as well as his prior engineering and exploration and production experience, which provides a meaningful perspective in the Board’s oversight of Gastar’s execution of its long-term business strategy.
With respect to the election of directors, director nominees must receive the affirmative vote of the holders of a majority of votes cast in person or by proxy to be elected as directors.
The Board unanimously recommends a vote “FOR” the election of each of the director nominees.

Proposal 2.	Ratification of the Appointment of BDO USA, LLP, as our Independent Registered Public Accounting Firm, for the year ending December 31, 2014.
On March 11, 2014, the Audit Committee recommended and approved the appointment of BDO USA, LLP, as our independent registered public accounting firm, for the year ending December 31, 2014. BDO USA, LLP served as our independent registered public accounting firm during the years ended December 31, 2013 and 2012. See “Independent Accountants, Fees and Policies” on page 30. Stockholder ratification of the selection of BDO USA, LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, we are seeking stockholder ratification of such appointment as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee will consider whether it should appoint another independent registered public accounting firm.
Representatives of BDO USA, LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. They will also have the opportunity to make a statement if they desire to do so.
The affirmative vote of a majority of the votes cast in person or by proxy is required to ratify the appointment of BDO USA, LLP.
The Board unanimously recommends a vote “FOR” the proposal to ratify the appointment of the firm of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2014.

Proposal 3.	Advisory Vote on Executive Compensation.
 The Board recognizes that executive compensation is an important matter for our stockholders. As described in detail in the “Executive Compensation” section and elsewhere in this Proxy Statement, the Compensation Committee is tasked with the implementation of our executive compensation philosophy, and the core of that philosophy has been, and continues to be, to pay our executive officers based on our performance. In particular, the Compensation Committee strives to attract, retain and motivate exceptional executives, to reward past performance measured against established goals and provide incentives for future performance, and to align executives’ long-term interests with the interests of our stockholders. To do so, the Compensation Committee uses a combination of short and long-term incentive compensation to reward near-term excellent performance and to encourage executives’ commitment to our long-range, strategic business goals. It is always the intention of the Compensation Committee that our executive officers be compensated competitively and consistently with our strategy, sound corporate governance principles and stockholder interests and concerns.
As described in the CD&A, we believe our compensation program is effective, appropriate and strongly aligned with the long-term interests of our stockholders and that the total compensation package provided to the Named Executive Officers (including potential payouts upon a termination or change of control) are reasonable and not excessive. As you consider this Proposal 3, we urge you to read the CD&A section of this Proxy Statement for additional details on executive compensation, including the more detailed information about our compensation philosophy and objectives and the past compensation of the Named Executive Officers, and to review the tabular disclosures regarding Named Executive Officer compensation together with the accompanying narrative disclosures in the “Executive Compensation” section of this Proxy Statement.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2012, as well as Section 14A of the Exchange Act, and the rules promulgated thereunder, enables our stockholders the opportunity to express their views, on an advisory basis, on the compensation of the Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. We welcome the opportunity to give our stockholders an opportunity to provide us with such a vote on executive compensation at the Annual Meeting.
Based on the voting results at Gastar Exploration Ltd.’s 2011 Annual General and Special Meeting of Shareholders with respect to the frequency (the “Frequency Vote”) of advisory votes to approve the compensation of the Company’s named executive officers, the Company has decided to include an advisory vote to approve the compensation of its named executive officers in its proxy materials on an annual basis. Therefore, the next stockholder advisory vote to approve the compensation of the Company’s named executive officers is scheduled to occur at the Company’s 2015 Annual Meeting of Stockholders. The next required Frequency Vote is currently scheduled for the Company’s 2017 Annual Meeting of Stockholders.
As an advisory vote, this Proposal 3 is not binding on the Board or the Compensation Committee, will not overrule any decisions made by the Board or the Compensation Committee or require the Board or the Compensation Committee to take any action. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for executive officers. In particular, to the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

For the reasons set forth above, the following resolution will be submitted for shareholder approval at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers and the related compensation philosophy, policies and procedures disclosed in the Proxy Statement, including in the Compensation Discussion and Analysis, compensation tables, and narrative discussion, pursuant to the compensation disclosure rules of the SEC, is hereby approved.”
The Board recommends a vote “FOR” the approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

Proposal 4.	Approval of the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan and the Material Terms of the Performance Goals Thereunder.
Background and Description of the Proposal
We are seeking stockholder approval of (i) an amendment and restatement to the Gastar Exploration Inc. Long-Term Incentive Plan (the “LTIP”) (f/k/a the Gastar Exploration Ltd. Long-Term Stock Incentive Plan) (such amendment and restatement, the “Amendment and Restatement” and such plan as amended and restated, the “Amended and Restated LTIP”) in the form attached to this proxy statement as Annex A and (ii) the material terms of the performance goals for performance awards that may be granted under the Amended and Restated LTIP.
Our board of directors has unanimously approved the Amended and Restated LTIP, subject to stockholder approval. If the Amended and Restated LTIP is approved by stockholders, all future awards granted will be subject to the terms of Amended and Restated LTIP. If the stockholders do not approve the Amendment and Restatement, then the Amendment and Restatement will not become effective, the LTIP will continue in effect pursuant to its current terms, and we will continue to grant awards under the plan, subject to the terms, conditions and limitations as currently in effect. However, if this Proposal No. 4 is not approved, our ability to make new grants under the LTIP will be severely limited and we will be required to find other ways to attract and retain directors and key employees in the future.
The Amendment and Restatement (i) provides for an additional 3,000,000 shares of common stock to be available for issuance pursuant to the LTIP; (ii) expands the type of awards available for issuance under the plan, including expressly providing for the granting of stock appreciation rights and cash-based awards; (iii) extends the term of the LTIP through the ten-year anniversary of the effective date of the Amendment and Restatement; (iv) increases the limit on awards that may be granted to an individual during any twelve month period from 1,000,000 to 2,000,000 shares of common stock; (v) expands the types of “performance criteria” that are available to be established with respect to awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code” ); (vi) removes prior minimum vesting restrictions on restricted stock awards; and (vii) makes certain other changes to the LTIP.
The Amended and Restated LTIP also (i) prohibits repricing of stock options and stock appreciation rights (other than in connection with adjustments due to changes in capitalization) and (ii) permits the company to apply any clawback policy retroactively to any award granted under the Amended and Restated LTIP.
As of April 30, 2014, we had only 1,368,487 shares remaining available for issuance pursuant to the LTIP plus any shares subject to outstanding awards that may be forfeited, which is not determinable). We believe that approval of the Amendment and Restatement is advisable in order to ensure we have an adequate number of shares available in connection with our equity compensation program and so that awards granted under the LTIP that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code will be fully deductible by us. The Amendment and Restatement will allow us to continue to utilize equity awards to retain and attract the services of key individuals essential to our long-term growth and financial success and to further align their interests with those of our stockholders.
     Stockholders are also being asked to approve the Amendment and Restatement to satisfy the stockholder approval requirements of Section 162(m) of the Code (“Section 162(m)”) and to approve the material terms of the performance goals for performance awards that may be granted under the 2014 Plan. Under Section 162(m), the federal income tax deductibility of compensation paid to our chief executive officer and three other most highly compensated officers other than our chief executive officer or chief financial officer (each, a “Covered Employee”) may be limited to the extent such Covered Employee’s compensation exceeds $1,000,000 in any taxable year. However, we may deduct compensation paid to a Covered Employee in excess of that amount if it qualifies as “performance-based compensation” as defined in Section 162(m). For awards under the LTIP to constitute “performance-based compensation,” among other things, the material terms of the performance goals under the LTIP must be disclosed to, and approved by, the Company’s stockholders. Under the Treasury regulations issued under Section 162(m), the “material terms” of the performance goals under the LTIP (the “Performance Goal Terms”) are (i) the maximum amount of compensation that may be paid to an individual participant under the LTIP pursuant to awards intended to qualify as “performance-based compensation” under Section 162(m) in any specified period, (ii) the employees eligible to receive compensation under the LTIP, and (iii) the business criteria on which the performance goals may be based, each of which is described in the summary of the material features of the LTIP below. Stockholder approval of this Proposal 4 will constitute approval of the material terms of the performance goals under the LTIP for purposes of Section 162(m). Nevertheless, there can be no guarantee that compensation under the LTIP will ultimately be treated as qualified “performance-based compensation” under Section 162(m). The Company may also elect to grant awards to Covered Employees under the LTIP that are not intended to qualify as “performance-based compensation” under Section 162(m).
Summary of the Material Features of the Amended and Restated LTIP
The description of the Amended and Restated LTIP set forth below is a summary of the material features of the Amended and Restated LTIP. This summary, however, does not purport to be a complete description of all of the provisions of the Amended and Restated LTIP and is qualified in its entirety by reference to the full text of the Amended and Restated LTIP, a copy of which is attached to this proxy statement as Annex A. The Amended and Restated LTIP provides for the grant of options to purchase shares of our common stock, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, other awards (including cash-based awards) and performance awards.
Share Limits. Subject to adjustment in accordance with the Amended and Restated LTIP, 14,000,000 shares of our common stock will be available for issuance pursuant to awards under the LTIP, which reflects the 11,000,000 shares currently approved under the LTIP plus an additional 3,000,000 shares added in accordance with the Amendment and Restatement.
In addition, under the terms of the Amended and Restated LTIP:

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No more than 14,000,000 shares of our common stock in the aggregate may be issued pursuant to incentive stock options (which generally are stock options that meet the requirements of Section 422 of the Code);

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No more than 2,000,000 shares of our common stock may be subject to one or more stock options and stock appreciation rights granted to any single participant during any 12-month period that are intended to qualify as “performance-based compensation” under Section 162(m);

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No more than 2,000,000 shares of our common stock may be subject to any other awards granted to any single participant during any 12-month period that are intended to qualify as “performance-based compensation” under Section 162(m);

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No more than $2,000,000 may be paid in cash to any single participant during any 12-month period with respect to one or more awards payable in cash that are intended to qualify as “performance-based compensation” under Section 162(m); and

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The maximum aggregate grant date fair value of awards granted to a non-employee director during any calendar year is $250,000 (or $400,000 in the first year in which an individual becomes a non-employee director).

All of the foregoing share limitations are subject to adjustment in the event of certain transactions or changes in our corporate structure. Common stock subject to an award that expires or is canceled, forfeited, exchanged, settled in cash or otherwise terminated will again be available for delivery in connection with awards under the Amended and Restated LTIP. In addition, subject to applicable listing requirements, awards granted under the Amended and Restated LTIP upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity acquired by or combined with the Company or any of its subsidiaries (referred to in the Amended and Restated LTIP as “substitute awards”) will not reduce the number of shares of our common stock reserved for issuance under the Amended and Restated LTIP. Also, for purposes of the limitations above, performance awards under which the number of shares of common stock issuable will depend on the level of attainment of performance criteria will be counted for purposes of the individual share limitations set forth above based upon the number of shares of common stock issuable upon attainment of 100% of target performance.
Administration. The Amended and Restated LTIP will continue to be administered by the compensation committee of our board of directors, which is referred to herein as the “committee,” except in the event our board of directors chooses to administer the Amended and Restated LTIP. Subject to the terms and conditions of the Amended and Restated LTIP, the committee has broad discretion to administer the Amended and Restated LTIP, including the power to determine the employees and directors to whom awards will be granted, to determine the type of awards to be granted and the number of shares to be subject to awards and the terms and conditions of awards, to determine and interpret the terms and provisions of each award agreement, to accelerate the vesting or exercise of any award and to make all other determinations and to take all other actions necessary or advisable for the administration of the Amended and Restated LTIP.
Eligibility. The committee will determine the employees, consultants and members of our board of directors who are eligible to receive awards under the Amended and Restated LTIP. As of April 30, 2014, we had 63 employees, zero consultants and four directors that would be eligible to receive awards under the Amended and Restated LTIP.
Stock Options. The committee may grant incentive stock options and options that do not qualify as incentive stock options, except that incentive stock options may only be granted to persons who are our employees or employees of one of our subsidiaries in accordance with Section 422 of the Code. Except as provided below with respect to substitute awards, the exercise price of a stock option cannot be less than 100% of the fair market value of a share of our common stock on the date on which the option is granted and the option must not be exercisable more than ten years after the date of grant. In the case of an incentive stock option granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the exercise price of the stock option must be at least 110% of the fair market value of a share of our common stock on the date of grant and the option must not be exercisable more than five years from the date of grant.
Stock Appreciation Rights. Stock appreciation rights, or SARs, may be granted in connection with, or independent of, a stock option. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of our common stock on the date of exercise over the grant price of the SAR. SARs are exercisable on such terms as the committee determines. The term of a SAR will be for a period determined by the committee but will not exceed ten years. SARs may be paid in cash, common stock or a combination of cash and common stock, as determined by the committee and set forth in the relevant award agreement.
Restricted Stock. Restricted stock is a grant of shares of common stock subject to a substantial risk of forfeiture, restrictions on transferability and any other restrictions determined by the committee. Except as otherwise provided in an award agreement or other agreement with the company or as otherwise determined by the committee, restricted stock that has not become vested will be forfeited and reacquired by us upon the termination of a participant’s employment or service relationship. Common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, may be subject to the same restrictions and risk of forfeiture as the restricted stock with respect to which the distribution was made.
Restricted Stock Units. Restricted stock units are rights to receive cash, common stock or a combination of cash and common stock at the end of a specified period. Restricted stock units may be subject to restrictions, including a risk of forfeiture, as determined by the committee. Unless otherwise determined by the committee, restricted stock units will be forfeited upon the termination of a participant’s employment or service relationship. The committee may, in its sole discretion, grant dividend equivalents with respect to restricted stock units.
Substitute Awards. Individuals who become eligible to participate in the Amended and Restated LTIP following a merger, consolidation or other acquisition by the Company may be entitled to receive substitute awards in exchange for similar awards that they may have held prior to the applicable merger, consolidation or other acquisition. If the substitute award is in the form of a stock option or SAR, these awards may be granted with an exercise price that is less than the fair market value per share on the replacement date, to the extent necessary to preserve the value of the original award.
Other Awards. Subject to limitations under applicable law and the terms of the Amended and Restated LTIP, the committee may grant other awards related to our common stock or cash-based awards. Such awards may include, without limitation, performance-based cash bonus awards, common stock awarded as a bonus, dividend equivalents, convertible or exchangeable debt securities, other rights convertible or exchangeable into common stock, purchase rights for common stock, awards with value and payment contingent upon our performance or any other factors designated by the committee, and awards valued by reference to the book value of our common stock or the value of securities of, or the performance of, specified subsidiaries. The committee determines the terms and conditions of all such awards may also be granted in lieu of obligations to pay cash or deliver other property under the Amended and Restated LTIP or under other plans or compensatory arrangements, subject to any applicable provision under Section 16 of the Securities Exchange Act of 1934.
Performance Awards. The Amended and Restated LTIP also permits the committee to designate certain awards as performance awards. Performance awards represent awards with respect to which a participant’s right to receive cash, shares of our common stock, or a combination of both, is contingent upon the attainment of one or more specified performance measures within a specified period. The committee determines the applicable performance period, the performance goals and such other conditions that apply to each performance award. If the committee determines that a participant is a covered employee under Section 162(m) and the contemplated award is intended to qualify as “performance-based compensation” under Section 162(m), then the grant, exercise and/or settlement of such award will be contingent upon the achievement of one or more pre-established performance goals based on one or more of the business criteria set forth below. However, as described above, the committee retains the discretion to make awards to covered employees which are not intended to qualify as “performance-based compensation” under Section 162(m).
Consistent with certain provisions of Section 162(m), the business criteria on which performance goals may be based must be provided for in the Amended and Restated LTIP and approved by our stockholders. However, even if stockholders approve the business criteria set forth below and the other Performance Goal Terms for purposes of the “performance-based compensation” exception, the committee may decide to pay compensation that is not “performance-based compensation” under Section 162(m) and that is not deductible by reason thereof. With respect to awards intended to constitute “performance-based compensation,” performance goals will be designed to be objective, “substantially uncertain” of achievement at the date of grant and will otherwise meet the requirements of Section 162(m). Performance goals may vary among participants or among awards to the same participant. Performance goals will be established not later than 90 days after the beginning of any performance period applicable to such awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).
One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions, businesses or geographical units of the company (except with respect to stock price and earnings per share criteria), will be used by the committee in establishing performance goals: (1) basic or diluted earnings per share; (2) increase in revenues; (3) cash flow; (4) cash flow from operations; (5) return on cash flow; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) contribution margin; (14) net income; (15) net income per share; (16) pretax earnings; (17) earnings before or after either, or any combination of, interest, taxes, depreciation, depletion or amortization; (18) total stockholder return; (19) debt reduction; (20) market share; (21) change in the fair market value of the a share of common stock; (22) cost or expense management goals; (23) operational measures such as proved reserves, reserves per share, production, production per share, drilling costs, lifting costs, controllable lifting costs, exploration costs, environmental compliance, safety and accident rates, mix of oil and natural gas production or reserves; (24) finding and development costs; (25) recycling ratios; (26) reserve growth, additions or revisions; (27) captured prospects; (28) lease operating expense; (29) captured net risked resource potential; (30) acquisition cost efficiency; (31) acquisitions of oil and gas interests; (32) drillable prospects, capabilities and critical path items established; (33) third-party capital sourcing; (34) reserve replacement ratios; (35) reserve replacement costs; (36) exploration successes; (37) operational downtime; (38) rig utilization; (39) customer satisfaction or growth; (40) employee satisfaction; (41) cost reduction; (42) economic profit; (43) changes in working capital; or (44) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the committee.
Change in Control. Subject to the terms of the applicable award agreement, upon a “change in control” (as defined in the Amended and Restated LTIP), the committee may, in its discretion, (i) accelerate the time of exercisability of an award, (ii) require awards to be surrendered in exchange for a cash payment or (iii) make other adjustments to awards as the committee deems appropriate to reflect the applicable transaction or event.
Amendment and Termination. The Amended and Restated LTIP will automatically expire on the tenth anniversary of its effective date of the Amendment and Restatement. Our board of directors may amend or terminate the Amended and Restated LTIP at any time, subject to any requirement of stockholder approval required by applicable law, rules or regulations. The committee may generally amend the terms of any outstanding award under the Amended and Restated LTIP at any time. However, no action may be taken by our board of directors or the committee under the Amended and Restated LTIP that would materially and adversely affect the rights of a participant under a previously granted award without the affected participant’s consent.
Certain Federal Income Tax Consequences
The following discussion is a brief summary of the principal U.S. federal income tax consequences of the Amended and Restated LTIP under the provisions of the Code and the guidance issued thereunder as currently in effect. These rules are subject to change (possibly on a retroactive basis) or different interpretation. This summary is not intended to be exhaustive and does not describe, among other things, state, local, or foreign income tax consequences or the effect, if any, of gift, estate, and inheritance taxes. The specific tax consequences to a participant will depend upon the participant’s individual circumstances. The Amended and Restated LTIP is not qualified under Section 401(a) of the Code.
Incentive Stock Options. A participant receiving an incentive stock option will not recognize taxable income upon grant. Additionally, if applicable holding period requirements (a minimum of two years from the date of grant and one year from the date of exercise) are satisfied, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value of the shares on the date of sale and the exercise price under the option) upon disposition of the shares will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options and the tax consequences described below for nonqualified stock options will apply.
Nonqualified Stock Options. If a participant is granted a nonqualified stock option under the Amended and Restated LTIP, the participant will not recognize taxable income upon the grant of the option. Generally, the participant will recognize ordinary income at the time of exercise in an amount equal to the difference between the fair market value of the shares acquired at the time of exercise and the exercise price under the option. For purposes of determining gain or loss on a subsequent sale or disposition of such shares, a participant’s basis will generally be the fair market value of the shares on the date the option was exercised. Any subsequent gain or loss will be taxable as a capital gain or loss. The Company will generally be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes as ordinary income.

Other Awards. Stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options. An award of nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition by a participant in an amount equal to the fair market value of the shares received (determined as if the shares were not subject to any risk of forfeiture) at the time the restrictions lapse and the shares vest, unless the participant has elected under Section 83(b) of the Code to accelerate income recognition and the taxability of the award to the date of grant. Restricted stock unit awards and performance awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Compensation otherwise effectively deferred is taxed when paid. In each of these cases, the Company will generally be entitled to a corresponding deduction at the time the participant recognizes income, subject to the limitations described below.
Limitations on Deductibility. In general, the Company should receive a federal income tax deduction with respect to compensation amounts earned by participants pursuant to the Amended and Restated LTIP provided that such amounts constitute reasonable compensation for services rendered or to be rendered, are ordinary and necessary business expenses, and the amount of the deduction is not limited by the deduction limitations of Section 162(m) of the Code. The Company’s ability to obtain a deduction for future payments under the Amended and Restated LTIP could also be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation.
Section 409A of the Code. The foregoing discussion of tax consequences of awards under the Amended and Restated LTIP assumes that the award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected participant will generally be (i) required to include in income, when the award vests, the amount deemed “deferred,” (ii) required to pay an additional 20% income tax, and (iii) required to pay interest on the tax that would have been paid but for the deferral. Awards under the Amended and Restated LTIP are generally intended to comply with or be exempt from Section 409A of the Code.
Tax Withholding. The Company and its subsidiaries have the right to deduct or withhold, or require a participant to remit to the Company or such subsidiary, an amount sufficient to satisfy federal, state, local and foreign taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising with respect to an award granted under the Amended and Restated LTIP. The committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.
Amended and Restated LTIP Benefits and Prior Awards
The awards, if any, that will be made to eligible individuals under the Amended and Restated LTIP are subject to the discretion of the committee, and thus we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to its executive officers, employees, directors and consultants under the Amended and Restated LTIP. Therefore, a New Benefits Table is not provided.
We made annual equity awards under the LTIP in 2013 to the Named Executive Officers, non-employee directors and to other eligible employees. The 2013 grants to the Named Executive Officers are reflected in the “Grants of Plan-Based Awards” table on page 18 of this Proxy Statement. The 2013 grants to non-employee directors are reflected in the section entitled “Director’s Compensation” on page 25 of this Proxy Statement. On April 30, 2014, the closing price of the Company’s common stock was $6.63 per share.
The following table sets forth, for the Named Executive Officers and certain other groups, all shares underlying outstanding stock options and performance-based units awarded before April 30, 2014, under the Amended and Restated LTIP. No associate of any of the directors or Named Executive Officers set forth below holds or has held options to purchase our common stock.

Name and Principal Position	Number of Shares Underlying Options(1)	Dollar Value(2)	Number of Shares Underlying Performance Based Units(3)	Dollar Value(2)
J. Russell Porter	260,000	$1,723,800	371,034	$2,459,955
President and Chief Executive Officer
Michael A. Gerlich	150,000	$994,500	212,787	$1,410,778
Senior Vice President, Chief Financial Officer and Corporate Secretary
Michael McCown	—	$—	132,183	$876,373
Senior Vice President and Chief Operating Officer
All executives as a group	410,000	$2,718,300	716,004	$4,747,107
Non-executive director group(4)	170,000	$1,127,100	—	$—
Non-executive officer employee group	294,100	$1,949,883	274,654	$1,820,956
Total	874,100	$5,795,283	990,658	$6,568,063
 __________________

(1)	The weighted average exercise price of our outstanding stock options as of April 30, 2014 was $11.68.

(2)	Estimated using the closing price of our Common Stock on April 30, 2014 of $6.63 per share.

(3)	Reported assuming payout at 100% of target performance. Actual payout will range from 0-200% of the amount reflected above.

(4)	Consists of all members of the Board who are not executive officers.
Vote Required
Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of our common stock at the annual meeting with respect to the proposal. Abstentions and broker non-votes will not be counted as votes cast, and, accordingly, will not affect the outcome of these votes.
The Board unanimously recommends that stockholders vote “FOR” the approval of the Amended and Restated Gastar Exploration Inc. Long-Term Incentive Plan and the material terms of the performance goals thereunder.

HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same last name and address will receive only one copy of the proxy materials unless we have received instructions from one or more of such stockholders that they would like to receive multiple copies. This procedure reduces duplicate mailings and saves significant printing costs and postage fees. Stockholders who receive a household mailing this year and who would like to receive additional copies of the proxy materials (including with respect to those materials that may be delivered to stockholders in connection with future annual or special meetings of stockholders) should contact us by written notification to our corporate offices at 1331 Lamar Street, Suite 650, Houston, Texas 77010 or by telephone at (713) 739-1800, and upon receipt of such request, we will promptly provide separate copies of the proxy materials. Stockholders who currently receive multiple copies of the proxy materials at their shared address and would like to request “householding” of their communications should notify us of the same at the contact information set out above.

STOCKHOLDER PROPOSALS AND NOMINATIONS
Any stockholder desiring to present a stockholder proposal at the Company’s 2015 annual meeting of stockholders and to have the proposal included in the Company’s related proxy statement must send the proposal to the Company at 1331 Lamar Street, Suite 650, Houston, Texas 77010, so that it is received no later than January 2, 2015 unless the Company notifies the stockholders otherwise. All such proposals should be in compliance with SEC rules and regulations and the Company’s bylaws. The Company will only include in its proxy materials those stockholder proposals that it receives before the deadline and that are proper for stockholder action.
In addition, in accordance with the Company’s bylaws, any stockholder entitled to vote at the Company’s 2015 annual meeting of stockholders may propose business (other than proposals to be included in the Company’s proxy materials as discussed in the preceding paragraph) to be included on the agenda of, and properly presented for action at, the 2015 annual meeting of stockholders only if written notice of such stockholder’s intent is given in accordance with the requirements of the

Company’s bylaws and SEC rules and regulations. Such proposal must be submitted in writing at the address shown above, so that it is received between February 12, 2015 and March 13, 2015 unless the Company notifies the stockholders otherwise.

ADDITIONAL INFORMATION
Additional information relating to us is filed with the SEC at www.sec.gov. Stockholders may contact Michael A. Gerlich, Senior Vice President, Chief Financial Officer and Corporate Secretary at 1331 Lamar Street, Suite 650, Houston, Texas 77010 to request at no charge copies of our 2013 Form 10-K, which includes our financial statements for the year ended December 31, 2013.
*    *    *

Annex A

AMENDED AND RESTATED
GASTAR EXPLORATION INC.
LONG-TERM INCENTIVE PLAN

1.    Establishment and Purpose. Gastar Exploration Ltd. (the “Predecessor”) established the Gastar Exploration Ltd. 2006 Long-Term Stock Incentive Plan (as amended from time to time, the “Prior Plan”) to attract and retain for the Predecessor and its affiliates the best available personnel, (ii) to provide additional incentive to employees and directors and to increase their interest in the Predecessor's welfare, and (iii) to promote the success of the business of the Predecessor and its affiliates. In connection with an internal reorganization, the Prior Plan and all Awards granted thereunder were assumed by Gastar Exploration Inc., a Delaware corporation and formerly a subsidiary of the Predecessor (the “Company”), and the Plan was amended, restated and renamed the Gastar Exploration Inc. Long-Term Incentive Plan (the “Plan”). The Company hereby further amends and restates the Plan (this “Amendment and Restatement”) to extend the term and provide for an increase in the number of shares available for issuance pursuant to the Plan and to make certain additional changes. Notwithstanding anything to the contrary in this Amendment and Restatement, any Awards granted prior to the Effective Date shall remain subject to the terms of the Prior Plan rather than the Plan (as modified by this Amendment and Restatement) solely to the extent required under Section 16 of the Prior Plan. This Amendment and Restatement is expressly conditioned upon its approval by the Company's stockholders at the Company's 2014 annual meeting. In the event this Amendment and Restatement is not so approved by the Company's stockholders, this Amendment and Restatement shall be null and void ab initio.

2.    Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)“Affiliate” means any corporation, partnership, limited liability company or partnership, association, trust, or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.
(b)“ASC Topic 718” means Accounting Standards Codification Topic 718, Compensation - Stock Compensation, or any successor accounting standard.
(c)“Award” means, individually or collectively, any grant of an Option, SAR, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Other Award or Performance Award, together with any other right or interest granted to a Participant under the Plan.
(d)“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.
(e)“Board” means the Board of Directors of the Company.
(f)“Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following events
(i)any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;
(ii)as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company;
(iii)the Company is merged or consolidated with another corporation or other entity and as a result of the merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting entity shall then be owned in the aggregate by the former shareholders of the Company;
(iv)a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities; or

(v)the Company sells or transfers all or substantially all of its assets to another Person which is not controlled by the Company.
Notwithstanding the foregoing, (x) no Change in Control shall be deemed to occur under this Section 2(f) in connection with any transaction involving a direct or indirect wholly-owned subsidiary of the Company and (y) if a Change in Control constitutes a payment event with respect to any Award that provides for the deferral of compensation and is subject to the Nonqualified Deferred Compensation Rules, then the transaction or event described in subsection (i), (ii), (iii), (iv) or (v) above with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5), and as relates to the holder of such Award, to the extent required to comply with the Nonqualified Deferred Compensation Rules.
(g)“Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to a section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations thereunder.
(h)“Committee” means a committee of two or more Non-Employee Directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors, each of whom shall be a Qualified Member.
(i)“Consultant” means any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.
(j)“Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(d) of the Plan.
(k)“Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(f), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or to periodic payments on other specified equity securities of the Company or any Subsidiary or Affiliate.
(l)“Effective Date” means April 24, 2014, the Effective Date of this Amendment and Restatement, provided that the Amendment and Restatement is approved at the 2014 annual meeting of the Company’s stockholders. In the event this Amendment and Restatement is not so approved, this Amendment and Restatement shall not be effective.
(m)“Eligible Person” means any Employee, Non-Employee Director or Consultant.
(n)“Employee” means any individual who is an employee of the Company or any Subsidiary.
(o)“Exchange Act” means the Securities Exchange Act of 1934, as amended. References in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions thereto and rules thereunder.
(p)“Fair Market Value” of a share of Stock means, as of any specified date, (i) if the Stock is traded on a national securities exchange, the closing sales price of the Stock, as reported on the securities exchange composite tape on such date (or if no sales occur on such date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over-the-counter, the average between the reported high and low bid and asked prices of the Stock on the most recent date on which the Stock was publicly traded; or (iii) in the event the Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate including, without limitation, the Nonqualified Deferred Compensation Rules.
(q)“Incentive Stock Option” or “ISO” means any Option intended to qualify as an incentive stock option that complies with the requirements of section 422 of the Code.
(r)“Non-Employee Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law and who is serving on the Board on the Effective Date, or is subsequently elected or appointed to the Board, and is not an Employee.
(s)“Nonqualified Deferred Compensation Rules” means the rules set forth in section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.
(t)“Option” means a right, granted to an Eligible Person under Section 6(b), to purchase shares of Stock at a specified exercise price during specified time periods and includes both ISOs and Options that do not constitute ISOs.
(u)“Other Award” means a payment in the form of cash or shares of Stock, an Award that is valued in whole or in part by reference to, or otherwise based on, shares of Stock, or a right to purchase shares of Stock, in each case, granted to an Eligible Person under Section 6(g) as part of a bonus, deferred compensation or other arrangement.

(v)“Participant” means a Person who has been granted an Award under the Plan that remains outstanding, including a Person who is no longer an Eligible Person.
(w)“Performance Award” means an Award granted to an Eligible Person under Section 8 that provides such Eligible Person with an opportunity to earn cash, shares of Stock or a combination of cash and shares of Stock if certain performance criteria are satisfied.
(x)“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act, provided that “registrant” as used in Rule 12b-2 shall mean the Company), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”
(y) “Qualified Member” means a member of the Committee who is a “nonemployee director” (within the meaning of Rule 16b-3) and an “outside director” (within the meaning of Treasury Regulation Section 1.162-27 under section 162(m) of the Code).
(z)“Restricted Stock” means Stock granted to an Eligible Person under Section 6(d) that is subject to certain restrictions and to a risk of forfeiture (which shall include awards denominated as “Bonus Stock” granted pursuant to the Prior Plan).
(aa)“Restricted Stock Unit” means a right granted to an Eligible Person under Section 6(e) that, to the extent vested, entitles such Eligible Person to receive a share of Stock, the Fair Market Value of a share of Stock in cash or a combination thereof.
(ab)“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as such rule may be amended from time to time, and any successor rule, regulation, or statute fulfilling the same or a similar function.
(ac)“Securities Act” means the Securities Act of 1933, as amended. References in the Plan to any section of the Securities Act shall be deemed to include any amendments and successor provisions thereto and the rules and regulations promulgated thereunder.
(ad)“Stock” means the Company’s common stock, par value $0.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 4(f) or 9(c).
(ae)“Stock Appreciation Right” or “SAR” means a right granted to an Eligible Person under Section 6(c) entitling such Eligible Person to receive in Stock or, in the sole discretion of the Committee, cash or a combination of Stock and cash, equal to the difference between the Fair Market Value of a share of Stock on the date of exercise and a specified exercise price.
(af)“Subsidiary” means, with respect to the Company, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company.
(ag)“Substitute Award” means an Award granted upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

3.    Administration.

(a)Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the type or types of Awards to be granted to an Eligible Person and the amount of cash and/or the number of shares of Stock that shall be the subject of each Award; (iv) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) except as otherwise provided herein, the effect of termination of employment, or the service relationship with the Company, of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of vesting or exercisability of any Award that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan (including, but not limited to, the authority to grant Awards) to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties where such delegation would violate state corporate law, or with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or who are Covered Employees receiving Awards that are intended to constitute “performance-based compensation” within the meaning of section 162(m) of the Code; (ix) subject to Section 10(c), terminate, modify or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of such necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final, conclusive and binding on the Company, its Subsidiaries and Affiliates, the Participants and all other Persons having any interest therein.
(b)Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended to constitute qualified “performance-based compensation” within the meaning of section 162(m) of the Code, may be taken either (i) by a subcommittee, designated by the Committee, that is composed solely of two or more Qualified Members or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) or other Persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any of its Subsidiaries, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3 for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify. Any delegation described in this Section 3(b) shall contain such limitations and restrictions as the Committee may provide and shall comply in all respects with the requirements of applicable law, including the Delaware General Corporation Law. The Committee may appoint one or more agents or advisors to assist it in administering the Plan.
(c)Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee of the Company or any of its Subsidiaries, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or Employee of the Company or any of its Subsidiaries acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be fully indemnified and held harmless by the Company with respect to any such action or determination.
(d)No Repricing of Options or Stock Appreciation Rights. Except in connection with an event described in Section 4(f) or Section 9(c), neither the Board nor the Committee may make any amendment or adjustment to any outstanding Option or SAR previously granted under the Plan, and no such amendment or adjustment shall be made, that reduces or would have the effect of reducing the exercise price of such Option or SAR, whether through amendment, cancellation, replacement Awards, repurchase or other means, unless the Company’s stockholders have approved such amendment or adjustment.

4.    Stock Subject to Plan.

(a)Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Sections 4(f) and 9(c), the total number of shares of Stock reserved and available for issuance in connection with Awards under the Plan (including shares of Stock previously issued in connection with awards pursuant to the Plan and Prior Plan) shall not exceed 14,000,000 shares (which such 14,000,000 shares include 11,000,000 shares of Stock currently approved for issuance pursuant to the Plan (after taking into account prior adjustments due to changes in capitalization) plus an additional 3,000,000 shares pursuant to this Amendment and Restatement). Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-Employee Director during any single calendar year shall not exceed $250,000; provided, however, that such limitation shall be $400,000 in the first calendar year a Person becomes a Non-Employee Director.

(b)Application of Limitation to Grants of Awards. Subject to Section 4(c), no Award may be granted (other than Awards which may be settled in cash or Awards granted contingent upon stockholder approval of an amendment to the Plan) if the number of shares of Stock to be delivered in connection with such Award exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award (including, without limitation, due to the settlement of an Award in cash). Without limiting the generality of the foregoing, in the event a Dividend Equivalent is issued in tandem with another Award, such Award and tandem Dividend Equivalent shall together constitute an Award with respect to one share of Stock. In addition, for purposes of the limits in Section 4(d)(ii) and initially for purposes of Section 4(a), unless otherwise determined by the Committee, a Performance Award pursuant to which the number of shares of Stock issuable is dependent upon the level of achievement of one or more performance objectives will be counted based upon the assumption of settlement at 100% of target performance, or such similar measure as set forth in the applicable Performance Award, provided that the number of such shares counted for purposes of Section 4(a) shall be adjusted upon settlement of the Performance Award to reflect the number of shares of Stock actually issued upon settlement.
(c)Availability of Shares Not Issued under Awards. Shares of Stock subject to an Award under the Plan that expires or is canceled, forfeited, exchanged, settled in cash or otherwise terminated, including (i) shares forfeited with respect to Restricted Stock, (ii) shares tendered or withheld in payment of any exercise or purchase price of an Award or taxes relating to an Award and (iii) shares that were subject to an Option or an SAR and were not issued or delivered upon the net settlement or net exercise of such Option or SAR, shall be available again for issuance in connection with Awards under the Plan.
(d)Share and Value Limitation on Awards.
(i)The maximum number of shares of Stock that may be issued pursuant to Incentive Stock Options may not exceed 14,000,000 shares.
(ii)No Participant shall be granted, during any 12-month period, Options or Stock Appreciation Rights that the Committee intends to qualify as “performance-based compensation” under section 162(m) of the Code with respect to more than 2,000,000 shares of Stock in the aggregate or any other Awards with respect to more than 2,000,000 shares of Stock (in each case, subject to adjustment as provided in Section 9).
(iii)The maximum amount of cash compensation that may be paid under Awards that the Committee intends to qualify as “performance-based compensation” under section 162(m) of the Code granted to any single Covered Employee during any 12-month period may not exceed $2,000,000.
The limitations set forth in clauses (ii) and (iii) above are intended to permit certain Awards under the Plan for Covered Employees to constitute “performance-based” compensation for purposes of section 162(m) of the Code.
(e)Sources of Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.
(f)Adjustments. Upon the occurrence of any “equity restructuring” event that could result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718 if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of shares of Stock covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event and shall adjust the number and type of shares of Stock (or other securities or property) with respect to which Awards may be granted after such event. Upon the occurrence of any other similar event that would not result in an accounting charge under ASC Topic 718 if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate. In the event the Committee makes any adjustment pursuant to the foregoing provisions of this Section 4(f), the Committee shall make a corresponding and proportionate adjustment with respect to the maximum number of shares of Stock that may be delivered with respect to Awards under the Plan as provided in Section 4(a) and the kind of shares of Stock or other securities available for grant under the Plan.

5.    Eligibility. Awards may be granted under the Plan only to Persons who are Eligible Persons at the time of grant thereof. An Award may be granted on more than one occasion to the same Person, subject to the limitations set forth in the Plan. The Plan is discretionary in nature, and the grant of Awards by the Committee is voluntary. The Committee’s selection of an eligible Employee, Consultant or Non-Employee Director to receive an Award in any year or at any time shall not require the Committee to select such Employee, Consultant or Non-Employee Director to receive an Award in any other year or at any other time. The Committee shall consider such factors as it deems pertinent in selecting Participants.

6.    Specific Terms of Awards.

(a)General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards in the event of termination of employment by the Participant, or termination of the Participant’s service relationship with the Company, and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify or to accelerate the terms of payment of any Award that provides for a deferral of compensation under the Nonqualified Deferred Compensation Rules if such acceleration would subject a Participant to additional taxes under the Nonqualified Deferred Compensation Rules.
(b)Options. The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:
(i)Exercise Price. The price at which a share of Stock may be purchased upon the exercise of an Option shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (A) except in the case of a Substitute Award, the exercise price per share of Stock under each Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date the Option is granted; and (B) the exercise price of each ISO shall not be less than the greater of (1) the par value per share of Stock subject to such Option or (2) 100% of the Fair Market Value per share of Stock subject to such Option as of the date of grant of such Option (or, in the case of an individual who owns (or is deemed to own pursuant to section 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, 110% of the Fair Market Value per share of Stock subject to such Option on the date of grant of such Option).
(ii)Time and Method of Exercise. The Committee shall determine the time or times at which, or the circumstances under which, an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which the exercise price with respect to an Option may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the exercise price is paid with Stock, such Stock shall be valued as of the date of exercise. The Award Agreement governing each Option shall set forth the last date that the Option may be exercised.
(iii)ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of section 422 of the Code. Except as otherwise provided in Section 4(f) or 9(c), no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than 10 years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other ISO (within the meaning of section 422 of the Code)) of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that are exercisable for the first time by a Participant in any calendar year may not (with respect to such Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISOs are granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.
(c)Stock Appreciation Rights. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:
(i)Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive with respect to each share of Stock subject thereto, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the exercise price of the SAR, as determined by the Committee; provided, however, that, except in the case of a Substitute Award, the exercise price under each SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date the SAR is granted.

(ii)Rights Related to Options. An SAR granted pursuant to an Option shall entitle a Participant, upon exercise, to surrender such Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Section 6(c)(ii)(B). That Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms of the Award Agreement governing such Option, which shall comply with the following provisions in addition to those applicable to Options:
(A)An SAR granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.
(B)Upon the exercise of an SAR related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying: (1) the difference obtained by subtracting the exercise price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of such SAR, by (2) the number of shares as to which such SAR has been exercised.
(iii)Right Without Option. An SAR granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the SAR, which Award Agreement shall comply with the following provisions:
(A)Each Award Agreement shall state the total number of shares of Stock to which the SAR relates.
(B)Each Award Agreement shall state the time or periods in which the right to exercise the SAR or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the SAR shall vest at each such time or period.
(C)Each Award Agreement shall state the date at which the SARs shall expire if not previously exercised.
(D)Each SAR shall entitle a Participant, upon exercise thereof, to receive payment of an amount determined by multiplying: (1) the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of such SAR from the Fair Market Value of a share of Stock on the date of exercise of such SAR, by (2) the number of shares as to which such SAR has been exercised.
(iv)Terms. Except as otherwise provided herein, the Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. The Award Agreement governing each SAR shall set forth the last date that the SAR may be exercised.
(d)Restricted Stock. The Committee is authorized to grant Awards of Restricted Stock to Eligible Persons on the following terms and conditions:
(i)Grant and Restrictions. Restricted Stock shall be subject to a substantial risk of forfeiture and such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.
(ii)Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificates, and the Committee may require that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
(iii)Dividends. Unless the Committee, in its sole discretion, determines otherwise (either in the Award Agreement evidencing an Award of Restricted Stock or at any time after the grant of an Award of Restricted Stock), any dividends or distributions (other than regular quarterly cash dividends in the case of Awards of Restricted Stock that are subject only to service-based vesting conditions) paid with respect to shares of Stock subject to the unvested portion of an Award of Restricted Stock, including, without limitation, Stock distributed in connection with a Stock split or Stock dividend, will be subject to the same restrictions as the shares of Stock to which such dividends or distributions relate. The Committee will determine, in its sole discretion, whether any interest will be paid on such restricted dividends or distributions. In its discretion, the Committee may provide in any Award Agreement evidencing an Award of Restricted Stock for the waiver by a Participant of any right to receive dividends and distributions with respect to shares of Stock subject to the unvested portion of the Award.
(e)Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons, subject to the following terms and conditions:
(i)Award and Restrictions. Settlement of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Units by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Restricted Stock Units shall be satisfied by the delivery of cash or Stock in the amount equal to the Fair Market Value of the specified number of shares of Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.
(ii)Dividend Equivalents. An Award of Restricted Stock Units may be granted with or without a tandem grant of Dividend Equivalents, as determined by the Committee at the time of grant and reflected in the applicable Award Agreement.
(f)Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to an Eligible Person, entitling such Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Dividend Equivalents may be granted alone or in tandem with other Awards.
(g)Other Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons awards that are denominated in cash such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries of the Company. The Committee shall determine the terms and conditions of such Other Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(g).

7.    Certain Provisions Applicable to Awards.

(a)Termination of Employment. Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and the Company or any Subsidiary shall be specified in the agreement controlling such Award or, if applicable, in the Participant’s employment agreement
(b)Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under any other plan of the Company, or any of its Subsidiaries or Affiliates, or of any business entity to be acquired by the Company or any of its Subsidiaries or Affiliates, or any other right of a Participant to receive payment from the Company or any of its Subsidiaries. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for any other Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award; provided, however, that any such substitution or exchange shall not be considered a “repricing” amendment or adjustment of an Award for purposes of Section 3(d). Awards under the Plan may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any of its Subsidiaries, in which the value of Stock subject to the Award is equivalent in value to the cash compensation, or in which the exercise price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered. Awards granted pursuant to the preceding sentence shall be designed, awarded and settled in a manner that does not result in additional taxes under the Nonqualified Deferred Compensation Rules.
(c)Term of Awards. Except as specified herein, the term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).
(d)Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any of its Subsidiaries upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis; provided, however, that any such deferred payment will be set forth in the agreement evidencing such Award and/or otherwise made in a manner that will not result in additional taxes under the Nonqualified Deferred Compensation Rules. Except as otherwise provided herein, the settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(c), including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee and in compliance with the Nonqualified Deferred Compensation Rules. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company and shall be made pursuant to the Nonqualified Deferred Compensation Rules. The Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(e)Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.
(f)Restrictive Covenants. Each Participant to whom an Award is granted under the Plan may be required to agree in writing, as a condition to the granting of such Award, to comply with certain non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement applicable to such Award or otherwise applicable to the Participant (a “Restrictive Covenant Agreement”); provided, however, to the extent a legally binding right to an Award within the meaning of the Nonqualified Deferred Compensation Rules is created with respect to a Participant, such Restrictive Covenant Agreement must be entered into by such Participant within 30 days following the creation of such legally binding right.

8.    Performance Awards.

(a)Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) in the case of a Performance Award intended to qualify under section 162(m) of the Code.
(b)Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).
(i)Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b), which level may also be expressed in terms of a specified increase or decrease in the particular criteria compared to a past period. Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain” at the time the Committee actually establishes the performance goal or goals. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/

or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
(ii)Business and Individual Performance Criteria.
(A)Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) basic or diluted earnings per share; (2) increase in revenues; (3) cash flow; (4) cash flow from operations; (5) return on cash flow; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) contribution margin; (14) net income; (15) net income per share; (16) pretax earnings; (17) earnings before or after either, or any combination of, interest, taxes, depreciation, depletion or amortization; (18) total stockholder return; (19) debt reduction; (20) market share; (21) change in the Fair Market Value of the Stock; (22) cost or expense management goals; (23) operational measures such as proved reserves, reserves per share, production, production per share, drilling costs, lifting costs, controllable lifting costs, exploration costs, environmental compliance, safety and accident rates, mix of oil and natural gas production or reserves; (24) finding and development costs; (25) recycling ratios; (26) reserve growth, additions or revisions; (27) captured prospects; (28) lease operating expense; (29) captured net risked resource potential; (30) acquisition cost efficiency; (31) acquisitions of oil and gas interests; (32) drillable prospects, capabilities and critical path items established; (33) third-party capital sourcing; (34) reserve replacement ratios; (35) reserve replacement costs; (36) exploration successes; (37) operational downtime; (38) rig utilization; (39) customer satisfaction or growth; (40) employee satisfaction; (41) cost reduction; (42) economic profit; (43) changes in working capital; or (44) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.
(B)Individual Performance Criteria. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.
(iii)Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.
(iv)Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii). The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.
(v)Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall certify the amount, if any, of (A) the Performance Award pool, and the maximum amount of the potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of the potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards (including, without limitation, Restricted Stock) or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.
(c)Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to and final settlement of Performance Awards under Section 8(b), shall be certified in writing in the case of any Award intended to qualify under section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards.

(d)Status of Section 8(b) Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards under Section 8(b) granted to Persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code shall, if so designated by the Committee, constitute qualified “performance-based compensation” within the meaning of section 162(m) of the Code. Accordingly, the terms of Sections 8(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Eligible Person will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a Person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is inconsistent with the requirements of section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9.    Adjustments.

(a)Existence of Plans and Awards. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
(b)Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.
(c)Change in Control and Other Adjustments. Subject to, and without limiting the scope of, the provisions of Section 4(f), in the event that the Committee determines that any distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, split, reverse split, reorganization, merger, Change in Control, consolidation, split-up, spin-off, combination, repurchase, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar transaction or event affects the Stock such that an adjustment is determined by the Committee, in its sole discretion, to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares and type of Stock (or other securities or property) with respect to which Awards may be granted, (ii) the number of shares and type of Stock (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of shares of Stock subject to any Award shall always be a whole number. Further, upon the occurrence of any event described in the preceding sentence, the Committee, acting in its sole discretion without the consent or approval of any holder, may take one or more of the following actions, which may vary among individual holders and which may vary among Awards: (A) remove any applicable forfeiture restrictions on any Award; (B) accelerate the time at which Options or SARs then-outstanding may be exercised so that such Options or SARs may be exercised in full for a limited period of time on or before a specified date (before or after such event) fixed by the Committee, after which specified date all unexercised Options and SARs and all rights of holders thereunder shall terminate, (C) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options and SARs held by such holders (irrespective of whether such Options and SARs are then exercisable under the provisions of the Plan) as of a date, before or after such event, specified by the Committee, in which event the Committee shall thereupon cancel such Options and SARs and pay to each holder an amount of cash per share equal to the excess, if any, of the price per share of Stock, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options and SARs, over the exercise price(s) under such Options and SARs (except that to the extent the exercise price under any such Options or SAR is equal to or exceeds such price per share of Stock as determined by the Committee, in which case no amount shall be payable with respect to such Option or SAR), or (D) make such adjustments to Awards then-outstanding as the Committee deems appropriate to reflect such event; provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Awards then-outstanding. Notwithstanding anything in the preceding sentence to the contrary, with respect to an event that constitutes an “equity restructuring” that would be subject to a compensation expense pursuant to ASC Topic 718, the provisions in Section 4(f) shall control to the extent they are in conflict with the discretionary provisions of this Section 9(c); provided, however, that nothing in this Section 9(c) or in Section 4(f) shall be construed as providing any Participant or any beneficiary of an Award any rights with respect to the “time value,” “economic opportunity” or “intrinsic value” of an Award or limiting in any manner the Committee’s actions that may be taken with respect to an Award as set forth above or in Section 4(f).

(d)Committee Determinations; No Fractional Interests. Adjustments under this Section 9 shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments. In no event shall any action taken by the Committee pursuant to this Section 9 result in the creation of deferred compensation within the meaning of the Nonqualified Deferred Compensation Plan Rules.

10.    General Provisions.

(a)Transferability.
(i)Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option or SAR, or authorize all or a portion of an Option or SAR to be granted to a Participant to be on terms that permit transfer by such Participant; provided that, in either case, the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, an individual sharing the Participant’s household (other than a tenant or Employee of the Company), a trust in which any of the foregoing individuals have more than fifty percent of the beneficial interest, a foundation in which any of the foregoing individuals (or the Participant) control the management of assets, and any other entity in which any of the foregoing individuals (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Options or SARs transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option or SAR and transfers to other Permitted Transferees of the original holder. Agreements evidencing Options or SARs with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 10(a)(i).
(ii)Qualified Domestic Relations Orders. An Award that is an Option, Stock Appreciation Right, Restricted Stock Unit, Restricted Stock or other Award may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.
(iii)Other Transfers. Except as expressly permitted by Sections 10(a)(i) and 10(a)(ii), Awards (other than ISOs) shall not be transferable other than by will or the laws of descent and distribution.
(iv)Effect of Transfer. Following the transfer of any Award as contemplated by Sections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of the Plan and applicable law and (B) the provisions of the Award relating to exercisability shall continue to be applied with respect to the original Participant and, following the occurrence of any applicable events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.
(v)Procedures and Restrictions. Any Participant desiring to transfer an Award as permitted under Sections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.
(vi)Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to the Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.
(b)Taxes. The Company and any of its Subsidiaries are authorized to withhold from any Award granted, or any payment relating to an Award under the Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. Notwithstanding the foregoing, the Company and its Affiliates may, in its sole discretion and in satisfaction of the foregoing requirement, withhold or permit the Participant to elect to have the Company withhold a sufficient number of shares of Stock that are otherwise issuable to the Participant pursuant to an Award (or allow the surrender of shares of Stock by the Participant to the Company). The number of shares of Stock that may be so withheld or surrendered shall be limited to the number of shares of Stock that have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the applicable minimum statutory withholding rates for U.S. federal, state, local or non-U.S. income and social insurance taxes and payroll taxes, as determined by the Committee.
(c)Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation or any amendment to Section 3(d), shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided, however, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. For purposes of clarity, any adjustments made to Awards pursuant to Section 4(f) or 9(c) or the addition of a clawback feature to an outstanding Award pursuant to Section 10(k) will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.
(d)Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Subsidiaries, (ii) interfering in any way with the right of the Company or any of its Subsidiaries to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Eligible Persons or Participants, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.
(e)Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for certain incentive awards.
(f)Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in the Plan shall be construed to prevent the Company or any of its Subsidiaries from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, beneficiary or other Person shall have any claim against the Company or any of its Subsidiaries as a result of any such action.
(g)Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(h)Severability. If any provision of the Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.
(i)Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent

Texas law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.
(j)Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of Restricted Stock, a Restricted Stock Unit, or other Award the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of any Restricted Stock Unit or other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option or Stock Appreciation Right shall be exercisable and no settlement of any Restricted Stock Unit shall occur with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.
(k)Clawback. The Committee shall have the right to provide, in an Award Agreement or otherwise, or to require a Participant to agree by separate written or electronic instrument, that all Awards (including previously-granted Awards and any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Stock underlying the Award) shall be subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of applicable law, including without limitation the Dodd Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such clawback policy and/or in the applicable Award Agreement. For the avoidance of doubt, the Committee shall have the express authority to retroactively subject any outstanding Awards (or proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Stock underlying the Award) to such clawback policy.
(l)Section 409A of the Code. In the event that any Award granted pursuant to the Plan provides for a deferral of compensation within the meaning of the Nonqualified Deferred Compensation Rules, it is the general intention, but not the obligation, of the Company to design such Award to comply with the Nonqualified Deferred Compensation Rules and such Award should be interpreted accordingly. Notwithstanding anything in the Plan to the contrary, to the extent that the Committee determines that any Award under the Plan may be subject to the Nonqualified Deferred Compensation Rules, the Committee may, without a Participant’s consent, adopt such amendments to the Plan and the applicable Award Agreement or take any other actions (including amendments and actions with retroactive effect), that the Committee, in its sole discretion, determines are necessary or appropriate to preserve the intended tax treatment of the Award, including, without limitation, actions intended to (i) exempt such Award from the Nonqualified Deferred Compensation Rules, or (ii) comply with the requirements of the Nonqualified Deferred Compensation Rules; provided, however, that nothing in this Section 10(l) shall create any obligation on the part of the Company or any of its Affiliates to adopt any such amendment or take any other such action or any liability for any failure to do so. Notwithstanding anything herein to the contrary, in no event shall the Company or any of its Affiliates have any obligation to indemnify or otherwise compensate any Participant for any taxes or interest imposed under the Nonqualified Deferred Compensation Rules or similar provisions of state law.
(m)Term. This Amendment and Restatement was adopted by the Board on the Effective Date, subject to approval by the Company’s stockholders at the 2014 annual meeting of the Company’s stockholders. No Awards may be granted under the Plan on and after the tenth anniversary of the Effective Date.

ANNUAL MEETING OF STOCKHOLDERS OF
GASTAR EXPLORATION INC.
June 12, 2014
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
The Notice of Annual Meeting, Proxy Statement, 2013 Annual Report
and Proxy Card are available at - http://www.astproxyportal.com/ast/26191

Please sign, date and mail your proxy card in the
envelope provided as soon as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

¢ 20633030400000000000 6	060712
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4
IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
Proposal 1: Elect five (5) members to the Board of Directors.				Proposal 2: Ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O John H. Cassels O Randolph C. Coley O Robert D. Penner O J. Russell Porter O John M. Selser Sr.		Proposal 3: Approve on a non-binding advisory basis the compensation of the Company's Named Executive Officers, as disclosed in the Proxy Statement.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			Proposal 4: Approve the Amended and Restated Long-Term Incentive Plan.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxyholder will have authority to vote FOR Proposals 2, 3 and 4 in accordance with the rules and regulations of the Securities and Exchange Commission and FOR all the nominees listed in Proposal 1.

At the said discretion of the said proxyholder, the proxyholder is authorized to vote upon such other business as may properly come before the meeting in his discretion.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■

1.
This Instrument of Proxy will not be valid and will not be acted upon or voted unless it is completed as outlined herein and delivered to the Company, care of the offices of American Stock Transfer & Trust Company, Attention: Proxy Department, 6201 15th Avenue, Brooklyn, New York 11219, at least twenty-four (24) hours excluding Saturdays, Sundays and holidays, before the time set for the Annual Meeting or any adjournment or postponement thereof.

2.	If the stockholder is an individual, this Instrument of Proxy must be executed by the stockholder or his attorney with written stockholder approval.

3.	If the stockholder is a corporation, this Instrument of Proxy must be executed under corporate seal or by a duly authorized officer or attorney of the corporation.

4.	Persons signing as executors, administrators, trustees, etc. should so indicate and give their full title as such.

☐	¢

GASTAR EXPLORATION INC.
INSTRUMENT OF PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, JUNE 12, 2014
This proxy is solicited by the Board of Directors.
The undersigned stockholder of Gastar Exploration Inc. (the “Company”) hereby appoints J. Russell Porter, President and Chief Executive Officer of the Company and Michael A. Gerlich, Senior Vice President and Chief Financial Officer of the Company, or either of them, each with full power of substitution, to represent and vote as designated on the reverse side, all of the shares of common stock of Gastar Exploration Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Thursday, June 12, 2014 at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas 77010, and at any adjournment or postponement thereof.
(Continued and to be signed on the reverse side)

¢	14475	¢